As filed with the Securities and Exchange Commission on May 16, 2003

Securities Act Registration No. 333-

Investment Company Registration No. 811- 7390



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|
                        Pre-Effective Amendment No. ___  [_]
                       Post-Effective Amendment No. ___  [_]
                                     and/or
                          REGISTRATION STATEMENT UNDER
                     THE INVESTMENT COMPANY ACT OF 1940 |X|
                               AMENDMENT NO. 9 |X|


                         Boulder Total Return Fund, Inc.

               (Exact Name of Registrant as Specified In Charter)

                           1680 38th Street, Suite 800
                             Boulder, Colorado 80301
                    (Address of Principal Executive Offices)

                                 (303) 444-5483
              (Registrant's Telephone Number, including Area Code)

                             Stephen C. Miller, Esq.
                           1680 38th Street, Suite 800
                             Boulder, Colorado 80301

                     (Name and Address of Agent for Service)

                                   Copies to:

                             Rose F. DiMartino, Esq.
                           Willkie Farr and Gallagher
                               787 Seventh Avenue
                             New York, NY 10019-6099


APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]

     It is proposed that the filing will become effective when declared effective pursuant to Section 8(c). [x]

     This amendment designates a new effective date for a previously filed registration statement. [ ]

     This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is ___________________. [ ]


                                  CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

===================================================================================================================================


                                                                             Proposed             Proposed
                 Title of Securities
                                                                         Maximum Offering    Maximum Aggregate        Amount of
                  Being Registered                      Amount Being
                                                         Registered       Price per Unit     Offering Price (1)    Registration Fee
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------


Shares of Common Stock, par value $.01 per share....  3,150,000 shares        $13.07            $41,170,500.00         $3,330.69
-----------------------------------------------------------------------------------------------------------------------------------


(1) As calculated pursuant to Rule 457(c) under the Securities Act of 1933, as amended. Based on the average of the high and low prices reported the New York Stock Exchange on May 14, 2003 (i.e., a specified date within 5 business days prior to the date of filing this registration statement).


THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

                         BOULDER TOTAL RETURN FUND, INC.

                                    Form N-2

                              CROSS REFERENCE SHEET


                           Parts A and B of Prospectus






Item                                      Caption                                Location in Prospectus

Item 1.    Outside Front Cover.................................................. Front Cover Page


Item 2.    Inside Front and Outside Back Cover Page............................. Front Cover Page


Item 3.    Fee Table and Synopsis............................................... Prospectus Summary and Fee Table


Item 4.    Financial Highlights................................................. Financial Highlights


Item 5.    Plan of Distribution................................................. Not Applicable


Item 6.    Selling Shareholders................................................. Not Applicable


Item 7.    Use of Proceeds...................................................... Use of Proceeds; Investment Objective and Policies


Item 8.    General Description of the Registrant................................ Cover  Page;  Prospectus  Summary;  The Fund;  Risk
                                                                                 Factors and Special  Considerations;  Capital Stock
                                                                                 and  Other   Matters;   Investment   Objective  and
                                                                                 Policies


Item 9.    Management........................................................... Prospectus   Summary;   Management   of  the  Fund;
                                                                                 Portfolio  Transactions;  Custodians  and  Transfer
                                                                                 Agency;


Item 10.   Capital Stock , Long-Term Debt, and Other Securities................. The  Offer;   Capital  Stock  and  Other   Matters;
                                                                                 Dividends  and  Distributions;  Automatic  Dividend
                                                                                 Reinvestment  and  Voluntary  Cash  Purchase  Plan;
                                                                                 Taxation


Item 11.   Defaults and Arrears on Senior Securities...........................  Not Applicable


Item 12.   Legal Proceedings.................................................... Not Applicable


Item 13.   Table of Contents of the Statement of Additional                      Table of Contents of the  Statement  of  Additional
                                                                                 Information
           Information..........................................................


Item 14.    Cover Page.........................................................  Front Cover Page


Item 15.    Table of Contents..................................................  Front Cover Page



Item 16.    General Information and History....................................  Not Applicable


Item 17.    Investment Objective and Policies..................................  Investment   Objective  and  Policies;   Investment
                                                                                 Policies and Techniques; Investment Restrictions


Item 18.    Management.........................................................  Management of the Fund


Item 19.    Control Persons and Principal Holders of Securities................  Management of the Fund


Item 20.    Investment Advisory and Other Services.............................  Management of the Fund


Item 21.    Brokerage Allocation and Other Practices...........................  Portfolio Transactions


Item 22.    Tax Status.........................................................  Taxation


Item 23.    Financial Statements...............................................  Financial Statements



Part C - Other Information

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

PROSPECTUS

                      9,450,000 Rights for 3,150,000 Shares
                         BOULDER TOTAL RETURN FUND, INC.


                                  Common Stock

The Boulder Total Return Fund, Inc. (the "Fund") is issuing transferable rights ("Rights") to its shareholders. These Rights will allow you to subscribe for new shares of common stock of the Fund (the "Common Stock"). For every three (3) Rights you receive, you will be entitled to buy one (1) new share of the Common Stock. You will receive one Right for each outstanding Fund share you own on June 25, 2003 (the "Record Date"). The number of Rights issued to a shareholder on the Record Date will be rounded up to the nearest number of Rights evenly divisible by three. In the case of shares of common stock held of record by a Nominee (defined below), the number of Rights issued to the Nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by three) of the Rights to be received by beneficial owners for whom the Nominee is the holder of record only if the Nominee provides to the Fund on or before the close of business on June 26, 2003 a written representation of the number of Rights required for such rounding. The term "Nominee" shall mean, collectively, Cede & Co. ("Cede"), as nominee for the Depository Trust Company ("DTC"), or any other depository or nominee. Shareholders on the Record Date may purchase shares not acquired by other shareholders in this Rights offering (the "Offering"), subject to limitations discussed in this Prospectus. See "Oversubscription Privilege" below.

The Rights are transferable and will be listed for trading on the New York Stock Exchange ("NYSE") under the symbol "BTF RT" for the duration of the Offering. The Fund's shares of Common Stock are also listed, and the shares issued pursuant to this Offering will be listed, on the NYSE under the symbol "BTF." On May 9, 2003, the last reported net asset value per share of the Fund's shares was $15.36 and the last reported sales price of a share on the NYSE was $12.98. The subscription price per share (the "Subscription Price") will be 95% of the lesser of (a) the Fund's per-share net asset value ("NAV") on the date of expiration of the Offering (referred to herein as the "Pricing Date" or "Expiration Date"), or (b) the average volume-weighted sale price of a share of the Common Stock on the NYSE on the Pricing Date and the four immediately preceding trading days. The "average-volume weighted sale price" takes into consideration the volume and sale price of each and every sale of the Fund's shares during a 5-day period.

SHAREHOLDERS WHO CHOOSE TO EXERCISE THEIR RIGHTS WILL NOT KNOW THE SUBSCRIPTION PRICE PER SHARE AT THE TIME THEY EXERCISE SUCH RIGHTS SINCE THE OFFERING WILL EXPIRE (I.E., CLOSE) PRIOR TO THE AVAILABILITY OF THE FUND'S NAV AND OTHER RELEVANT MARKET INFORMATION ON THE PRICING DATE. ONCE YOU SUBSCRIBE FOR YOUR SHARES AND THE FUND RECEIVES PAYMENT OR GUARANTEE OF PAYMENT, YOU WILL NOT BE ABLE TO CHANGE YOUR DECISION. THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON July 16, 2003 (THE "EXPIRATION DATE"), UNLESS THE OFFERING IS EXTENDED AS DISCUSSED IN THIS PROSPECTUS.

For more information, please call Georgeson Shareholder Communications Inc. (the "Information Agent") toll free at 1-800-732-6518.

The Fund is a closed-end, diversified management investment company. The Fund's investment objective is total return. The Fund seeks to achieve its objective by investing in common stocks for long-term capital appreciation. These stocks may or may not pay a dividend. The Fund may also invest in income producing securities, namely dividend paying common stocks (e.g., real estate investment trusts ("REITs"), utilities and other registered investment companies ("RICs")), as well as corporate bonds, corporate preferred stock, government securities, or other income producing securities, to achieve current income consistent with preservation of capital. The income component is secondary to the long-term capital appreciation component. No assurance can be given that the Fund will achieve its investment objective. The Fund typically invests in securities of U.S.-based companies, though it is not limited to investing in the U.S. stock market. The Fund anticipates a low turnover rate in its portfolio of common stocks and, with respect to common stocks held for capital appreciation rather than income, seeks to invest in stocks that have a proven track record of earnings and the prospect of increased future value through growth in revenues and profits. The Fund has the flexibility to invest in companies of any size; however, it is expected that it will not make significant investments in start-up companies, initial public offerings, non-public companies, or companies with little or no operating history.

Boulder Investment Advisers, LLC ("BIA") and Stewart Investment Advisers ("SIA") (collectively the "Advisers") act as the investment advisers to the Fund. The address of the Fund and BIA is 1680 38th Street, Suite 800, Boulder, Colorado 80301. SIA, whose legal name is Stewart West Indies Trading Company, Ltd., resides at Bellerive, Queen Street, St. Peter, Barbados.

An investment in the Fund is not appropriate for all investors. No assurances can be given that the Fund's objective will be achieved. FOR A DISCUSSION OF CERTAIN RISK FACTORS AND SPECIAL CONSIDERATIONS WITH RESPECT TO OWNING SHARES OF THE FUND, SEE "RISK FACTORS AND SPECIAL CONSIDERATIONS" ON PAGE 11 OF THIS PROSPECTUS.

          NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR
   DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

============================== ============================= ============================ ============================
                                Estimated Subscription Price     Estimated Sales Load       Estimated Proceeds to the
                                                                                                    Fund (2)
============================== ============================= ============================ ============================

Per Share                                $12.26(1)                       None                      $38,485,075
Total                                    $12.26                          None                      $38,485,075
============================== ============================= ============================ ============================


(1) Since the Subscription Price will not be determined until after printing and distribution of this Prospectus, the Subscription Price above is estimated based on the closing price of a share of the Common Stock on May 9, 2003 and applying the pricing formula set forth on the Cover Page and described below under "Subscription Price" (i.e., 95% of the lesser of (a) the NAV on the Pricing Date or (b) the average volume-weighted sale price of a share of the Common Stock on the NYSE on the Pricing Date and the four immediately preceding trading days) (the "Estimated Subscription Price"). The average volume-weighted closing sales price of the Fund's shares on May 9, 2003 was $12.90 per share. See "Subscription Price" and "Payment For Shares" below.

(2) Proceeds to the Fund before deduction of expenses incurred by the Fund in connection with the Offering. Offering expenses are estimated to be approximately $140,000. Funds received by check prior to the final due date of this Offering will be deposited in a segregated interest-bearing account pending allocation and distribution of shares. Interest on subscription monies will be paid to the Fund regardless of whether shares are issued by the Fund.


Shareholders who do not fully exercise their Rights should expect that they will, at the completion of the Offering, own a smaller proportional interest in the Fund than if they exercised their Rights (i.e., dilution). As a result of the Offering you will experience an immediate dilution, which could be substantial, of the aggregate net asset value of your shares. This is because the Subscription Price per share (and thus the net proceeds to the Fund for each new share sold) will be less than the Fund's net asset value per share on the Expiration Date. The Fund cannot state precisely the extent of this dilution at this time because the Fund does not know what the net asset value or market value per share will be when the Offering expires or what proportion of the Rights will be exercised. Trusts and other entities affiliated with the Horejsi family hold 41.84% of the Fund's common stock, and certain other persons affiliated with the Fund and the Advisers (collectively referred to herein as the "Horejsi Affiliates" and more specifically described on Page 15 of this Prospectus and the in the SAI (defined below)), may be deemed to control the Fund. The Horejsi Affiliates have indicated that they intend to fully subscribe in the Offering's primary subscription and may participate in the over-subscription privilege in such manner and on the same terms as other shareholders.

This Prospectus concisely sets forth certain information about the Fund that a prospective investor should know before investing. Investors are advised to read and retain it for future reference. A Statement of Additional Information dated June 15, 2003 (the "SAI") containing additional information about the Fund has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. A copy of the SAI, the table of contents of which appears on Page 46 of this Prospectus, may be obtained without charge by contacting the Fund's co-administrator (PFPC Inc.) at (800) 331-1710. The SAI will be sent within two business days of receipt of a request. All other shareholder inquiries should be directed to Georgeson Shareholder Communications, Inc., the Fund's Information Agent, at 1-800-732-6518.



                                TABLE OF CONTENTS


Table of Contents                                    3

Prospectus Summary                                   3

  Purpose and Summary of the Offering                3

  Board Considerations.                              3

  Important Terms of the Offering                    4

  Important Dates for the Offering                   5

  Key Elements of the Offering                       5

  Fee Table                                          9

Financial Highlights                                 10

Information Regarding the Fund                       11

Risk Factors and Special Considerations              11

  Dilution                                           11

  Discount From Net Asset Value                      12

  Repurchase and Charter Provisions                  12

  Diversified Status                                 13

  Industry Risks and Risks Associated With the Fund's Investments      13

  Foreign Securities                                 13

  Dependence on  Key Personnel                       13

  Leveraging                                         13

The Offering                                         14

  Terms of the Offering                              14

  Purpose of the Offering                            16

  Reasons for Conducting the Offering                17

  The Subscription Price                             19

  Over-Subscription Privilege                        19

  Expiration of the Offering                         20

  Sales By Subscription Agent                        20

  Method of Transferring Rights                      21

  Method of Exercising Rights                        21

  Subscription Agent                                 21

  Payment for Shares                                 22

  Delivery of Stock Certificates.                    24

  Foreign Restrictions                               24

  Federal Income Tax Consequences Associated With the Offering         24

  Employee Plan Considerations                       26

Use of Proceeds                                      27

  Investment Opportunities                           27

  Benefit to the Advisers and Co-Administrator       27

  Expenses of the Fund                               28

Information About the Fund                           28

Management of the Fund                               28

  Board of Directors                                 28

  Information Regarding the Advisers and Co-Administrator     29

    Boulder Investment Advisers, L.L.C               29

    Stewart Investment Advisers                      29

    Portfolio Managers                               29

    Fund Administrative Services, Llc                30

  The Investment Co-Advisory Agreements              30

  Co-Administration Agreement                        31

Investment Objective and Policies                    32

  Investment Objective                               32

  Diversification                                    32

  Investment Policies                                32

  Other Investment Techniques                        33

  Risks Associated With the Fund's Investments       33

    Investments In Common Stocks                     33

    Investments In Real Estate Investment Trusts     34

    Investments In Other Registered Investment Companies      34

    Investments In Preferred Stocks and Bonds        34

    Amps and Amps Auction Risk                       34

  Investment Philosophy                              35

    Common Stocks                                    35

    Cash and Cash Equivalents                        35

    Fixed Income Investments                         35

  Dividends and Distributions                        35

  Dividend Reinvestment Plan                         36

  Taxation of the Fund                               36

  Taxation of Shareholders                           37

  State and Local Tax Matters                        38

Determination of Net Asset Value                     38

Capital Stock and Other Matters                      39

  Capitalization                                     39

  Market Price and Net Asset Value Information       39

  Preferred Stock                                    40

  Effects of Leverage                                41

  Voting Rights Associated With the Amps             42

  Repurchase of Common Shares                        43

  Rights With Regard to Dividends, Voting and Liquidation     43

  Anti-Takeover Provisions of the Charter and By-Laws         43

  Other Service Providers.                           45

    Custodian                                        45

    Transfer Agent                                   45

    Independent Accountants                          45

    Legal Matters                                    45

  Reports To Shareholders                            45

  Available Information                              45

  SAI - Table of Contents                            46

                               PROSPECTUS SUMMARY

This summary highlights some information that is described more fully elsewhere in this Prospectus. It may not contain all of the information that is important to you. To understand the Offering fully, you should read the entire document carefully, including the risk factors.

PURPOSE AND SUMMARY OF THE OFFERING. The Fund has determined that it would be in the best interests of the Fund and its existing shareholders to increase the assets of the Fund . The primary reasons are as follows:

     o The increase in assets will result in the Fund's exceeding the asset-coverage ratio requirements under its Articles Supplementary by a wider margin, thus giving the Fund greater flexibility to buy and hold investments without violating those requirements.

     o Raising more cash will better position the Fund to take advantage of investment opportunities that may arise.

     o Increasing Fund assets may lower the Fund's expenses as a proportion of net assets because the Fund's fixed costs would be spread over a larger asset base. There can be no assurance that by increasing the size of the Fund, the Fund's expense ratio will be lowered.

     o Since the Offering will increase the Fund's outstanding shares, it will likely increase the number of beneficial owners of Fund shares, which could increase the level of market interest in and visibility of the Fund and improve the trading liquidity of the Fund's shares on the NYSE.

     o By increasing the Fund's total assets, the Offering will reduce the Fund's leverage as a percentage of assets from 35.5% to approximately 30% (assuming the Offering is fully subscribed). The Fund is currently leveraged with $77.5 million of Taxable Auction Market Preferred Stock (the "AMPS") and the Fund intends to maintain this amount of leverage. Because leveraging increases risk, the additional assets from the Offering will mitigate risks commonly associated with leverage.

The Offering seeks to reward existing shareholders by giving them the right to purchase additional shares at a price below market and/or net asset value without incurring any commission or other transaction charges. The distribution to shareholders of transferable rights, which themselves may have intrinsic value, will also afford non-subscribing shareholders the potential of receiving a cash payment upon sale of such Rights, receipt of which may be viewed as partial compensation for the possible dilution of their interests in the Fund. See "Reasons for Conducting the Offering" and "Key Elements of the Offering - Transferable Rights" below.

BOARD CONSIDERATIONS. At a meeting held on April 22, 2003, the Board of Directors of the Fund (the "Board") approved a transferable rights offering, the substantive terms of which would permit shareholders to acquire one new share of the Fund for every three rights held (i.e., a one-for-three rights offering) for a subscription price equal to 95% of the lesser of (a) the NAV on the Pricing Date or (b) the average volume-weighted sale price of a share of the Common Stock on the NYSE on the Pricing Date and the four immediately preceding trading days. Following is a brief background of the Board's consideration of the Offering.

On January 21, 2003, at a regularly scheduled meeting of the Board, Management recommended the Board's consideration of a rights offering and distributed extensive materials regarding an overview of rights offerings as well as the legal, practical and financial issues the Board should consider in coming to a decision to approve a rights offering. At this meeting, although the Board considered the viability of a rights offering for the Fund in general terms, it nonetheless resolved to have Management supplement and expand its analysis and present a formal and more detailed proposal for a rights offering at the next regularly scheduled meeting. At this meeting, the independent members of the Board (the "Independent Directors") also resolved to engage an independent and disinterested consultant to advise the Board, and particularly the Independent Directors, on the viability and appropriateness of a rights offering for the Fund. After the January meeting, the Independent Directors interviewed representatives of Thomas J. Herzfeld, Inc. ("Herzfeld"), a consulting firm recognized as an expert in the field of closed-end investment companies. The Independent Directors selected and engaged Herzfeld to prepare an extensive analysis of rights offerings and their viability and appropriateness vis-a-vis the Fund.

At the Board's regularly scheduled meeting on April 22, 2003, Management provided additional analysis (e.g., previously requested by the Board and its counsel prior to the April meeting) and a formal proposal for the Offering. At the request of counsel for the Independent Directors, Management provided additional requested research, analysis and background material regarding the proposed Offering. Prior to the April meeting, representatives of Herzfeld presented to the Board and Management a written analysis of rights offerings and specific recommendations regarding the proposed offering. A representative of Herzfeld also attended the April meeting and made an oral presentation of the Herzfeld materials, entertained questions from the Board, Management, the Advisers, the Fund's counsel and counsel for the Independent Directors, and met privately with the Independent Directors, their counsel and the Fund's counsel to discuss the Offering. In summary, Herzfeld advised the Board that in its view a well-structured and well-timed rights offering can be a good way for [the Fund] to raise capital, if this additional capital will allow the fund to take advantage of investment opportunities, reduce expenses and maintain asset coverage which would ensure continued high Moody's ratings of the fund's preferred shares and unencumbered trading of the portfolio . . .

         In the current depressed market environment new capital would give the adviser assets to invest at bargain prices, and an increase in assets would allow greater realization of economies of scale and a reduction of expense ratio (emphasis added).

Following those discussions, and based on recommendations from Herzfeld, the Board, including all of the Independent Directors, determined that the pricing of the Offering should be 95% (as recommended by Fund Management) of the lower of NAV or market price, taking into account the lower dilution likely to result from the higher price and historical information supplied by Herzfeld supporting a conclusion that the higher price should not jeopardize the success of the Offering.

Finally, the Independent Directors conditioned their approval of the Offering on the Advisers agreeing to waive one-half of any advisory fees which would be charged against the proceeds from the Offering until such time as 50% or more of the sum of (i) the proceeds of the Offering and (ii) any cash or cash equivalents held by the Fund on April 22, 2003 (approximately $22 million) have been invested in common stock equities in accordance with the Fund's investment objective. The Advisers agreed to this condition.

At a special telephonic meeting of the Board on June 16, 2003, after review of a draft of this Prospectus in substantially its final form, the Board, including the Independent Directors voting separately, unanimously approved the issuance of this Prospectus and the final terms of the Offering. The Offering does not require shareholder approval.

Notwithstanding the above, there can be no assurances that the Offering will be successful nor can there be any assurance that, by increasing the assets of the Fund, the above noted benefits will be realized.


IMPORTANT TERMS OF THE OFFERING
--------------------------------------------------------------------------------

Total number of shares available for          3,150,000
primary subscription

Number of Rights you will receive for each    One Right for each share(+)
outstanding share you own on the Record Date

Subscription                                  Price 95% of the lesser of (a) the
                                              NAV on the Pricing Date or (b) the
                                              average volume-weighted sale price
                                              of a share of the Common Stock on
                                              the NYSE on the Pricing Date and
                                              the four immediately preceding
                                              trading days.

Estimated Subscription Price                  $12.26

+ The number of Rights to be issued to a Record Date Shareholder (defined below) will be rounded up to the nearest number of Rights evenly divisible by three.



IMPORTANT DATES FOR THE OFFERING
--------------------------------------------------------------------------------

Record Date                                              June 25, 2003

Subscription Period                     June 25, 2003 to July 16, 2003

Expiration Date and Pricing Date of the                  July 16, 2003++
Offering

Deadline for delivery of Subscription                    July 16, 2003
Certificate and payment of shares, or
Notice of Guaranteed Delivery (*)

Deadline for payment pursuant to Notice of               July 23, 2003
Guaranteed Delivery (*)

Confirmation to participants                             July 28, 2003

Deadline for final payment for shares (if               August 8, 2003
any)**

++   Unless the Offering is extended to a date no later than July 29, 2003.

* Record Date Shareholders (defined below) exercising Rights must deliver to the Subscription Agent by the Expiration Date either (i) the Subscription Certificate together with the estimated payment or (ii) a Notice of Guaranteed Delivery.

** Since the actual Subscription Price due from subscribing shareholders (vis-a-vis the Estimated Subscription Price above) will not be determined until after printing and distribution of this Prospectus, additional monies
     may   be   owed   by   subscribers.

KEY ELEMENTS OF THE OFFERING
--------------------------------------------------------------------------------

o    ONE-FOR-THREE OFFERING

                    The Offering will give shareholders of record the "right" to purchase one new share of the Fund for every three rights held. For example, if you own 300 shares on the announced record date, you will receive 300 Rights entitling you to purchase 100 new shares of the Fund. Shareholders will be able to exercise all or some of their Rights. However, Record Date Shareholders who do not exercise all of their
                    Rights will not be able to participate in the Over-Subscription Privilege. See "Over-Subscription Privilege" below.

o    TRANSFERABLE RIGHTS

                    The Rights issued in the Offering will be "transferable", will be traded on the NYSE and will afford non-subscribing shareholders the option of selling their Rights on the NYSE or through the Subscription Agent. Selling the Rights allows a non-exercising shareholder (i.e., a shareholder who does not wish to purchase additional shares in the Offering) the ability to offset some of the dilution which would otherwise occur. See discussion of "Dilution" below. In contrast, in a non-transferable rights offering (i.e., an offering where the rights cannot be traded), non-exercising shareholders would experience full dilution.

                    There can be no assurance that a liquid trading market will develop for the Rights or that the price at which such Rights trade will approximate the amount of dilution otherwise realized by a non-exercising shareholder. The period during which Rights will trade will be limited and, upon expiration of the Offering, the Rights will cease to trade and will have no residual value. See "Sale of Rights" below.

o    SUBSCRIPTION PRICE

                    Under the Offering, new shares will be sold at a price equal to 95% of the lesser of (a) the NAV on the Pricing Date or
                    (b) the average volume-weighted sale price of a share of the Common Stock on the NYSE on the Pricing Date and the four immediately preceding trading days. Management believes that this pricing formula (versus a higher or lower percentage discount or a pre-determined fixed price) will provide an incentive to shareholders (as well as others who might trade in the transferable Rights) to participate in the Offering.


o    OVER-SUBSCRIPTION PRIVILEGE

                    If all of the Rights initially issued are not exercised by Record Date Shareholders, any unsubscribed shares will be offered to other Record Date Shareholders who have fully exercised the Rights initially issued to them and who wish to acquire additional shares. If shares are insufficient to honor all over-subscriptions, the available shares will be allocated pro-rata among those who over-subscribe based on the number of Rights originally issued to them.

                    The Horejsi Affiliates may or may not exercise their Over-Subscription Privilege. If the Horejsi Affiliates fully exercise their Over-Subscription Privilege, under certain circumstances (e.g., low shareholder participation in the Offering, the trading of the Rights and the over-subscription privilege), the Horejsi Affiliates could substantially increase their percentage ownership in the Fund at an advantageous price.

o    METHOD FOR EXERCISING RIGHTS

                    Except as described below, subscription certificates evidencing the Rights ("Subscription Certificates") will be sent to Record Date Shareholders or their nominees. If you wish to exercise your Rights, you may do so in the following ways:

                    1. Complete and sign the Subscription Certificate. Enclose it in the envelope provided, together with payment in full and mail or deliver the envelope to Colbent Corporation (the "Subscription Agent") at the address indicated on the Subscription Certificate, calculating the total payment on the basis of the Estimated Subscription Price of $12.26 per share (i.e., the estimated subscription price based on the Fund's NAV and market price on May 9, 2003). Your completed and signed Subscription Certificate and payment must be received by the Expiration Date. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE UNITED
                         STATES, MUST BE PAYABLE TO THE BOULDER TOTAL RETURN FUND, INC. AND MUST ACCOMPANY AN EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.

                    2. Contact your broker, banker or trust company, which can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and executed Subscription Certificate pursuant to a notice of guaranteed delivery ("Notice of Guaranteed Delivery") by the close of business on the third Business Day (defined below) after the Expiration Date. Your broker, banker or trust company may charge a fee for this service. The Notice of Guaranteed Delivery must be received by the Expiration Date.

                    Rights holders will have no right to rescind a purchase after the Subscription Agent has received the Subscription Certificate or Notice of Guaranteed Delivery. See "The Offer
                    - Method of Exercising Rights" and "The Offer - Payment for Shares."

                    The Subscription Agent will deposit all checks received by it prior to the final due date into a segregated interest bearing account at Eastern Bank pending distribution of the shares from the Offering. All interest will accrue to the benefit of the Fund and investors will not earn interest on payments submitted.

 -------------------------------------------------------------------------------
              SHAREHOLDER INQUIRIES SHOULD BE DIRECTED TO GEORGESON
            SHAREHOLDER COMMUNICATIONS, INC., THE FUND'S INFORMATION
                            AGENT, AT 1-800-732-6518.
 -------------------------------------------------------------------------------

o  SALE OF RIGHTS

                    The Rights are transferable until the Expiration Date and will be admitted for trading on the NYSE. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the NYSE will begin three Business Days prior to the Record Date and may be conducted until the close of trading on the last NYSE trading day prior to the Expiration Date. The value of the Rights, if any, will be reflected by the market price. Rights may be sold by individual holders or may be submitted to the
                    Subscription Agent for sale. Any Rights submitted to the Subscription Agent for sale must be received by the Subscription Agent on or before Tuesday, July 15, 2003, one business day prior to the Expiration Date, due to normal settlement procedures. Trading of the Rights on the NYSE will be conducted on a when-issued basis until and including the date on which the Subscription Certificates are mailed to Record Date shareholders and thereafter will be conducted on a regular way basis until and including the last NYSE trading day prior to the Expiration Date. The shares will begin trading ex-Rights two Business Days prior to the Record Date. If the Subscription Agent receives Rights for sale in a timely manner, it will use its best efforts to sell the Rights on the NYSE. Any commissions will be paid by the selling Rights holders. Neither the Fund nor the Subscription Agent will be responsible if Rights cannot be sold and neither has guaranteed any minimum sales price for the Rights. For purposes of this Prospectus, a "Business Day" shall mean any day on which trading is conducted on the NYSE.

 -------------------------------------------------------------------------------
           SHAREHOLDERS ARE URGED TO OBTAIN A RECENT TRADING PRICE FOR
            THE RIGHTS ON THE NYSE FROM THEIR BROKER, BANK, FINANCIAL
                         ADVISOR OR THE FINANCIAL PRESS.
 -------------------------------------------------------------------------------


o    OFFERING FEES AND EXPENSES

                    The Fund expects to incur approximately $140,000 of expenses in connection with the Offering. See "Fees and Expenses of The Offering" below.

o    RESTRICTIONS ON FOREIGN SHAREHOLDERS

                    The Fund will not mail Subscription Certificates to shareholders whose record addresses are outside the United States or who have an APO or FPO address. Shareholders whose addresses are outside the United States or who have an APO or FPO address and who wish to subscribe to the Offering either partially or in full should contact the Subscription Agent by written instruction or recorded telephone conversation no later than three Business Days prior to the Expiration Date. If the Subscription Agent has received no instruction by such date, the Subscription Agent will attempt to sell all Rights and remit the net proceeds, if any, to such shareholders. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day the Rights are sold, less any applicable brokerage commissions, taxes and other expenses.

o    USE OF PROCEEDS

                    The net proceeds of the Offering are estimated to be approximately $38,485,075. This figure is based on the Estimated Subscription Price per share of $12.26 and assumes all shares offered are sold and that the expenses related to the Offering estimated at approximately $140,000 are paid. The Advisers anticipate that it may take up to six months for the Fund to invest these proceeds in accordance with its investment objective and policies under current market conditions. Pending investment, the proceeds will be invested in certain short-term debt instruments. See "Use of Proceeds" below.

o    RISK FACTORS

                    See "Risk Factors and Special Considerations" below.




                                    FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------------------------------------- ----------------------------

Sales Load (as a percentage of the Offering price)                                                $0
Dividend Reinvestment Plan Fees                                                                   $0


ANNUAL FUND EXPENSES (as a percentage of net assets attributable to common shares)                5 months Ending 04/30/2003
                                                                                                  Annualized
------------------------------------------------------------------------------------------------- ----------------------------

Management Fees                                                                                   1.95%
Administration Fees                                                                               0.29%
Other Expenses                                                                                    0.37%
Total Annual Fund Expense                                                                         2.61%


EXAMPLE                                                              1 YEAR         3 YEARS         5 YEARS       10 YEARS
----------------------------------------------------------------- -------------- --------------- -------------- --------------

You would pay the following expenses on a $1,000 investment          $26.44          $81.25          $138.74       $295.03
assuming a 5% annual return.



The purpose of the foregoing table and example is to assist Rights holders in understanding the various costs and expenses that an investor in the Fund bears, directly or indirectly, BUT SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. THE ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN. The figures provided under "Other Expenses" are based upon estimated amounts for the current fiscal year. For more complete descriptions of certain of the Fund's cost and expenses, see "Management of the Fund" in this Prospectus and the SAI. Also see "Expenses of the Fund" below.

As stated above, the Independent Directors conditioned their approval of the Offering on the Advisers agreeing to waive one-half of any advisory fees which would be charged against the proceeds from the Offering until such time as 50% or more of the sum of (i) the proceeds of the Offering and (ii) any cash or cash equivalents held by the Fund on April 22, 2003 (approximately $22 million) have been invested in common stock equities in accordance with the Fund's investment objective. The Advisers agreed to this condition, although it is not reflected in the foregoing table and example.



                              FINANCIAL HIGHLIGHTS

The table below sets forth selected financial data for a share of Common Stock outstanding throughout the period presented. The below per share operating performance and ratios for the year ended November 30, 2000 and prior years, were audited by the Fund's previous independent accountants. The below per share operating performance and ratios for the year ended November 30, 2002, were audited by KPMG LLP, the Fund's independent accountants, as stated in their report which is incorporated by reference into the SAI. The following information should be read in conjunction with the Financial Statements and Notes thereto, which are incorporated by reference into the SAI. The Table below contains per share operating performance data, total investment returns, ratios to average net assets and other supplemental data.

                              Financial Highlights

                                        -------------------------------------------------------------------------------------------
                                                                          Year Ended November 30
                                        -------------------------------------------------------------------------------------------
                                        -------------------------------------------------------------------------------------------
                                        2002      2001      2000     1999     1998     1997     1996     1995     1994     1993***
                                        -------------------------------------------------------------------------------------------
OPERATING PERFORMANCE:

Net asset value, beginning of year      $17.36    $14.81    $13.32   $16.06   16.33    $15.31   $14.54   $12.22   $14.36   $13.95
                                        -------------------------------------------------------------------------------------------
Net investment income
                                        0.49      0.63      0.75     1.29     1.33     1.36     1.41     1.39     1.40     0.83
Net realized and unrealized
 gain/(loss) on investments             (2.51)    2.35      1.50     (1.93)   0.13     1.10     0.72     2.46     (1.94)   0.54
                                        -------------------------------------------------------------------------------------------
Total from investment operations        (2.02)    2.98      2.25     (0.64)   1.46     2.46     2.13     3.85     (0.54)   1.37
                                        -------------------------------------------------------------------------------------------
Offering costs and MMP* underwriting
  commissions charged to paid in
  capital                               -         -         -        -        -        -        -        -        -        (0.22)

DISTRIBUTIONS: PREFERRED STOCK

Dividends Paid from net investment
  income to MMP* Shareholders           -         -         (0.42)   (0.35)   (0.25)   (0.26)   (0.34)   (0.36)   (0.28)   (0.09)
Distributions paid from net realized
  capital gains to MMP*Shareholders     -         -         -        (0.03)   (0.14)   (0.06)   (0.02)   -        -        (0.01)
Dividends paid from net investment
  income to AMP** Shareholders          (0.16)    (0.40)    (0.13)   -        -        -        -        -        -        -
Change in accumulated undeclared
  dividends on MMP*/AMP** Shareholders  -         0.02      0.04     (0.06)+  0.02     (0.02)   0.02     (0.02)   0.01     (0.03)
                                       -------------------------------------------------------------------------------------------
Net Increase/Decrease from operations
applicable to common shares             (2.18)    2.60      1.74     (1.08)   1.09     2.12     1.79     3.47     (0.81)   1.02
                                       -------------------------------------------------------------------------------------------
DISTRIBUTIONS: COMMON SHARES
Dividends paid from net investment
  income to Common Shareholders         (0.14)    (0.05)    (0.19)   (1.02)   (1.07)   (1.05)   (1.02)   (1.15)   (1.09)   (0.61)
Distributions paid from net realized
  capital gains to Common Shareholders  -         -         -        (0.64)   (0.29)   (0.05)   -        -        (0.24)   -
                                       -------------------------------------------------------------------------------------------
Net Increase/Decrease in Common Net
  Asset Value                           (2.32)    2.55      1.55     (2.74)   (0.27)   1.02     0.77     2.32     (2.14)   0.41
                                        -------------------------------------------------------------------------------------------
Costs of AMP** Stock issued             -         -         (0.06)   -        -        -        -        -        -        -
                                        ------------------------------------------------------------------------------------------

Net asset value, end of year            $15.04    $17.36    $14.81   $13.32+  $16.06   $16.33   $15.31   $14.54   $12.22   $14.36
                                        ===========================================================================================
Market value, end of year               $12.79    $16.05    $12.00   $10.1875 $13.625  $15.625  $14.625  $13.125  $11.125  $14.25

                                        ===========================================================================================
Total investment return based on net
  asset value(a)                        (12.62)%  17.68%    13.27%   (5.17)%  7.65%    14.66%   13.89%   30.38%   (5.79)%  7.40%
                                        ===========================================================================================
Total investment return based on
  market value(a)                       (19.62)%  34.27%    20.00%   (14.51)% (4.55)%  14.84%   20.50%   29.28%   (13.55)% (0.89)%
                                        ===========================================================================================
RATIOS TO AVERAGE NET ASSETS AVAILABLE
  TO COMMON STOCK SHAREHOLDERS
       Operating expenses               2.42%     2.47%     2.55%    1.97%    1.83%    1.60%    1.84%    1.89%    1.91%    1.66%(c)
       Net investment income (b         1.85%     1.52%     1.82%    6.08%    5.92%    6.51%    7.44%    7.81%    8.35%    6.59%(c)

PREFERRED STOCK:
Liquidation Value, end of period (in
  000s)                                 $77,500   $77,500   $77,500  $77,500  $77,500  $77,500  $77,500  $77,500  $77,500  $77,500
Total Shares Outstanding                775       775       775      775      775      775      775      775      775      775
Asset Coverage                          283%      311%      280%     263%     295%     299%     286%     275%     249%     274%
Liquidation preference per  share       $100,000  $100,000  $100,000 $100,000 $100,000 $100,000 $100,000 $100,000 $100,000 $100,000
Average Market Value per share          $100,000  $100,000  $100,000 $100,000 $100,000 $100,000 $100,000 $100,000 $100,000 $100,000

SUPPLEMENTAL DATA:
       Portfolio turnover rate          38%       16%       85%      69%      86%      77%      98%      93%      110%     135%

       Net assets, end of year          $219,211  $241,120  $217,310 $203,609 $228,829 $231,572 $221,840 $212,827 $192,795 $212,577
       (in 000's)

Ratio of operating expenses to Total
  Average Net Assets including
  MMP*/AMP** (a)                        1.65%     1.66%     1.57%    1.26%    1.22%    1.05%    1.17%    1.16%    1.18%    1.15%(c)


*    Money Market Cumulative Preferred(TM) Stock

**   Taxable Auction Market Preferred Stock.

***  The Fund commenced operations on February 19, 1993.

(a) Assumes reinvestment of distributions at the price obtained by the Fund's Dividend Reinvestment Plan.

(b) The net investment income ratios reflect income net of operating expenses and payments and change in undeclared dividends to MMP*/AMP** Shareholders.

(c)  Annualized.

+ Includes effect of additional distribution available to MMP* Shareholders (.04 per Common share).

                         INFORMATION REGARDING THE FUND

Boulder Total Return Fund, Inc. is a closed-end, diversified management investment company. The Fund's investment objective is total return. The Fund seeks to achieve its objective by investing in common stocks for long-term capital appreciation. These stocks may or may not pay a dividend. The Fund may also invest in income producing securities, namely dividend paying common stocks (e.g., REITs, utilities and other RICs), as well as corporate bonds, corporate preferred stock, government securities, or other income producing securities, to achieve current income consistent with preservation of capital. The income component is secondary to the long-term capital appreciation component. No assurance can be given that the Fund will achieve its investment objective. As of May 9, 2003, the Fund had 9,416,743 shares of Common Stock and 775 shares of AMPS (the Fund's Taxable Auction Market Preferred Stock) outstanding. The Fund's common shares are traded on the NYSE under the symbol "BTF." The average weekly trading volume of the Common Stock on the NYSE during the period from May 1, 2002 through April 30, 2003 was 52,000 shares. As of May 9, 2003 the net assets of the Fund available to Common Stock shareholders was approximately $144,641,172. Also see "Capital Stock and Other Matters" below and "Management of the Fund" in the SAI.



                     RISK FACTORS AND SPECIAL CONSIDERATIONS

Following is a summary of some of the matters that you should consider before investing in the Fund through the Offering:

DILUTION. Shareholders who do not exercise their Rights should expect that they will, at the completion of the Offering, own a smaller proportional interest in the Fund than if they exercised their Rights. As a result of the Offering you may experience an immediate dilution, which could be substantial, of the aggregate net asset value of your shares. This is because the Subscription Price per share (and thus the net proceeds to the Fund for each new share sold) will be less than the Fund's net asset value per share on the Expiration Date. The Fund cannot state precisely the extent of this dilution at this time because the Fund does not know what the net asset value per share will be when the Offering expires or what proportion of the Rights will be exercised. For example, assuming that all Rights are exercised and the Subscription Price is $12.26, which is 95% of the lesser of the Fund's average volume-weighted sale price or its NAV on May 9, 2003, the Fund's net asset value per share (after payment of solicitation fees and estimated offering expenses) would be $14.57, representing a reduction (dilution) of approximately $0.79 per share (or 5.13%). If you do not wish to exercise your Rights, you should consider selling these Rights as set forth in this Prospectus. Any cash you receive from selling your Rights will partially offset any possible dilution of your interest in the Fund. The Fund cannot give any assurance, however, that a market for the Rights will develop or that the Rights will have any marketable value. The comparative dilutive effect of the Offering is shown in Table 1 below.


                                                          Table 1
                Dilutive Effect for Non-Exercising Shareholders in Dollars and Percent Based on 100 Shares

   Col A        Col B         Col C
               Volume
              Weighted                                    Expenses of
 Discount      Average     Subscription   Shareholder's     Rights                         Dilutive Effect      Dilutive
 from NAV      Market     Price (95% of       NAV         Offering -     Fund's NAV Post    in Dollars on      Effect in
                Price         Col B)      Pre-Offering   Post Offering       Offering         100 Shares        Percent
    5%         $14.59         $13.86         $15.36        ($0.014)           $14.97           ($38.60)          -2.51%
    10%        $13.82         $13.13         $15.36        ($0.014)           $14.79           ($56.89)          -3.70%
    15%        $13.06         $12.40         $15.36        ($0.014)           $14.61           ($75.18)          -4.89%
    20%        $12.29         $11.67         $15.36        ($0.014)           $14.43           ($93.47)          -6.09%
    25%        $11.52         $10.94         $15.36        ($0.014)           $14.24          ($111.76)          -7.28%



DISCOUNT FROM NET ASSET VALUE. Shares of closed-end funds frequently trade at a market price that is less than the value of the net assets attributable to those shares. This is commonly referred to as "trading at a discount from NAV" and is referred to in this Prospectus as a "Discount". The possibility that the Fund's shares will trade at a Discount is a risk separate and distinct from the risk that the Fund's net asset value will decrease. The risk of purchasing shares of a closed-end fund that might trade at a Discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or Discount than upon portfolio performance.

Based on an analysis of Herzfeld, the Discount of a fund typically widens during a rights offering and sometimes even before the offering begins. The Discount that may occur after the completion of a rights offering (or in particular the Offering) is difficult to analyze because there are so many other factors aside from merely conducting a rights offering that could influence the Fund's Discount. Based on its research, Herzfeld suggests that there is no reason to expect a long-term widening of the Discount as a result of the Offering and that the Discount should "normalize" shortly after the Offering, although there is no way to predict with any degree of certainty what will happen to the Discount after the Offering. Nonetheless, there is no evidence that discounts widen or become persistent simply because a rights offering was conducted. For reference we have provided data about the Fund's Discount. See "Market Price and Net Asset Value Information" below.

REPURCHASE AND CHARTER PROVISIONS. You may sell your shares on the NYSE but, because the Fund is a closed-end fund, you do not have the right to redeem your shares. The Fund is authorized to repurchase its shares on the open market when the shares are trading at a discount from net asset value as determined by the Board from time to time. In addition, certain provisions of the Fund's charter (the "Charter") and by-laws (the "By-Laws") may be regarded as "anti-takeover" provisions. The overall effect of these provisions is to render the accomplishment of a merger or the assumption of control by a principal shareholder more difficult. These provisions may have the effect of depriving you of an opportunity to sell your shares at a premium above the prevailing market price. See "Anti-Takeover Provisions of the Charter and By-Laws."

DIVERSIFIED STATUS. The Fund operates as a "diversified" management investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under this definition, at least 75% of the value of the Fund's total assets must, at the time of investment, consist of cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the voting securities of a single issuer. This limit does not apply, however, to 25% of the Fund's assets, which may be invested in a single issuer. Notwithstanding its diversified status, the Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a "diversified" fund. As a result, the Fund is subject to a greater risk of loss than an investment company that diversifies its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund's net asset value reflecting fluctuation in the value of its large holdings.

INDUSTRY RISKS AND RISKS ASSOCIATED WITH THE FUND'S INVESTMENTS. The Fund from time to time invests a significant portion of its assets in a narrow range of companies and industries. The Fund's most notable and largest investment is in Berkshire Hathaway, Inc. As of May 9, 2003 approximately 33.7% of the Funds total assets were invested in this single company. The Fund also has a significant investment in the real estate industry indirectly through its investments in real estate investment trusts or "REITs". At the time of investment, the percentage investment in REITs was less than 25%, but since then, due to both appreciation in the REITs and depreciation of other investments in the Fund, the Fund's investment in REITs was 26.5% as of May 9, 2003. Because the Fund does not have a fundamental policy of concentrating in REITs (i.e. requiring the Fund to invest more than 25% in that particular industry), it is precluded from making any further investments in REITs. As a result of its existing investments, and with respect to future concentrated investments, the value of the Fund's shares may be more susceptible to factors affecting the particular industry (e.g., the REIT industry or industries in which Berkshire Hathaway participates such as insurance), including government regulation, greater price volatility for the overall market, rapid obsolescence of products and services, intense competition and strong market reactions to technological developments. See "Risks Associated with the Fund's Investments" below.

FOREIGN SECURITIES. There is no limitation on the amount of foreign securities in which the Fund may invest, although the Fund has no present intention to make any significant investment in foreign securities. Investing in securities of foreign companies and foreign governments, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies. See "Investment Objectives and Policies" and "Risk Factors and Special Considerations."

DEPENDENCE ON KEY PERSONNEL. The Advisers are dependent upon the expertise of Stewart Horejsi in providing advisory services with respect to the Fund's investments. If the Advisers were to lose the services of Mr. Horejsi, their ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Horejsi in the event of his death, resignation, retirement or inability to act on behalf of the Advisers.

LEVERAGING. The Fund is currently leveraged through its issuance of $77.5 million par value of the AMPS. Use of leverage may have a number of adverse effects on the Fund and its shareholders including: (i) leverage may magnify market fluctuations in the Fund's underlying holdings thus causing a disproportionate change in the Fund's net asset value; (ii) the Fund's cost of leverage may exceed the return on the underlying securities acquired with the proceeds of the leverage, thereby diminishing rather than enhancing the return to shareholders and generally making the Fund's total return to such shareholders more volatile; (iii) the Fund may be required to sell investments in order to meet dividend or interest payments on the debt or preferred stock it has issued when it may be disadvantageous to do so; (iv) leveraging through the issuance of preferred stock requires that the holders of the preferred stock have class voting rights on various matters that could make it more difficult for the holders of the Common Stock to change the investment objective or fundamental policies of the Fund, to convert it to an open-end fund or make certain other changes; and (v) the Fund may be forced to redeem some or all of the AMPS at inopportune times due to a decline in market value of Fund investments.

The Offering will have a "de-leveraging" effect with respect to the Common Stock. Since the proceeds of the Offering will add assets to the Fund with no proportional or corresponding increase in leverage, it necessarily will decrease the Fund's leverage-to-equity ratio. This de-leveraging has the effect of decreasing risk to shareholders of the Common Stock based on the simple fact that more highly leveraged instruments are riskier (i.e., the higher the ratio of leverage to equity, the greater the magnification of market fluctuations). Or on the other hand, while decreasing the Fund's leverage will result in less risk and volatility, it similarly decreases the beneficial effects that leverage might otherwise have on the Fund. So long as the Fund is able to invest the leverage in securities that provide a higher net return than the then current dividends paid on the AMPS and related expenses, the effect of the leverage will be to cause the Common Stock shareholders to realize a higher rate of return than if the Fund were not leveraged. That impact will be reduced if the amount of leverage is reduced. Nonetheless, Management believes that this reduced amount of leverage is appropriate given that the Fund invests primarily in equity securities and that equity funds tend to be less leveraged than funds that invest primarily in bonds and other income-producing securities. See ""Capital Stock and Other Matters" below and "Leverage" and "Risk Associated with Leverage" in the SAI.

You should carefully consider your ability to assume the foregoing risks before making an investment in the Fund. An investment in shares of the Fund is not appropriate for all investors.



                                  THE OFFERING

TERMS OF THE OFFERING. The Fund is issuing to shareholders on the Record Date ("Record Date Shareholders") Rights to subscribe for shares of the Common Stock. Each Record Date Shareholder is being issued one transferable Right for every share of Common Stock owned on the Record Date. The Rights entitle the holder to acquire one share of Common Stock at the Subscription Price for every three Rights held. Fractional shares will not be issued upon the exercise of the Rights. Accordingly, shares may be purchased only pursuant to the exercise of Rights in integral multiples of three. The number of Rights issued to a shareholder on the Record Date will be rounded up to the nearest number of Rights evenly divisible by three. In the case of shares of common stock held of record by a Nominee (e.g., Cede & Co. ("Cede") as nominee for the Depository Trust Company ("DTC"), or any other depository or nominee), the number of Rights issued to the Nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by three) of the Rights to be received by beneficial owners for whom the Nominee is the holder of record only if the Nominee provides to the Fund on or before the close of business on June 26, 2003 a written representation of the number of Rights required for such rounding. Rights may be exercised at any time during the period which commences on Wednesday, June 25, 2003, and ends at 5:00 p.m., New York time, on Wednesday, July 16, 2003 (the "Subscription Period"), unless extended by the Fund to a date not later than Tuesday, July 29, 2003, at 5:00 p.m., New York time. See "Expiration of the Offering." The Right to acquire one additional share of Common Stock for every three Rights held during the Subscription Period at the Subscription Price is hereinafter referred to as the "Primary Subscription."

In addition, any Record Date Shareholder who fully exercises all Rights initially issued to such shareholder is entitled to subscribe for shares which were not otherwise subscribed for by others in the Primary Subscription (the "Over-Subscription Privilege"). For purposes of determining the maximum number of shares a Record Date Shareholder may acquire pursuant to the Offering, broker-dealers whose shares are held of record by any Nominee will be deemed to be the holders of the Rights that are issued to such Nominee on their behalf. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed below under "Over-Subscription Privilege."

         The following Table 2 sets forth certain information regarding the ownership of the Fund's Common Stock as of May 9, 2003 by each person who is known by the Fund to beneficially own 5% or more of the Fund's Common Stock.

                                     TABLE 2

                            Ownership of Fund Shares

                      Name of Owner                          Number of      Percentage
                                                              Shares        Ownership
---------------------------------------------------------- -------------- ---------------
Badlands Trust Company                                          12,735          0.14%
Ernest Horejsi Trust  No. 1B                                 2,462,353         26.15%
Lola Brown Trust No. 1B                                      1,027,886         10.92%
Evergreen Atlantic LLC                                         257,811          2.74%
Stewart West Indies Trust                                       78,470          0.83%
Susan L. Ciciora Trust                                          54,132          0.57%
John S. Horejsi Trust                                           27,075          0.29%
Evergreen Trust                                                 19,273          0.20%
Aggregate  Shares  Owned by Horejsi  Affiliates  (defined    3,939,735         41.84%
below)

Alter Asset Management, Inc.(1)                              1,616,745         17.17%


(1) Alter Asset Management is not an affiliate of the Horejsi Affiliates. This information was obtained from a Schedule 13G filed with the Securities and Exchange Commission on December 31, 2002.

Evergreen Atlantic, LLC ("EALLC"), The Evergreen Trust (the "Evergreen Trust"), John S. Horejsi Trust ("John Trust"), Susan L. Ciciora Trust ("Susan Trust"), Stewart West Indies Trust ("SWI Trust"), the Lola Brown Trust No. 1B (the "Brown Trust"), the Ernest Horejsi Trust No. 1B (the "EH Trust"), Badlands Trust Company ("Badlands") and Stewart R. Horejsi are, as a group, considered to be a "control person" of the Fund (as that term is defined in Section 2(a)(9) of the 1940 Act). EALLC, the Evergreen Trust, John Trust, Susan Trust, SWI Trust, the Brown Trust, the EH Trust and Badlands (collectively, the "Horejsi Affiliates") directly own the shares indicated for such entity in the table above, totaling 3,939,735 (41.84%). The EH Trust, a South Dakota grantor trust established by Stewart R. Horejsi's father, is the Fund's largest shareholder, holding 26.15% of the Fund's common stock. For further information regarding Fund ownership, see "Security Ownership by Certain Beneficial Owners" in the SAI. Stewart R. Horejsi, the Fund's primary investment manager (see "Information Regarding the Advisers and Co-Administrator" below), is a beneficiary under the EH Trust as well as under various other trusts comprising part of the Horejsi Affiliates. Mr. Horejsi is also the primary investment manager for all of the Horejsi Affiliates.

The Horejsi Affiliates may or may not exercise their Over-Subscription Privilege. If the Horejsi Affiliates fully exercise their Over-Subscription Privilege, under certain circumstances (e.g., low shareholder participation in both the Offering and the Over-Subscription Privilege), the Horejsi Affiliates could substantially increase their percentage ownership in the Fund at an advantageous price. For example, with Horejsi Affiliates presently owning 41.84% of the Fund's shares, if shareholder participation was such that 30% of the shares in the Offering were unsubscribed or the Rights were not traded, thus permitting the Affiliates as well as other participating shareholders to over-subscribe in proportion to their ownership in the Fund, the Horejsi Affiliates could increase their ownership position in the Fund from 41.84% to 45.98% (or possibly more if shareholder participation in the over-subscription privilege was low) at an advantageous price.

Any shares acquired in the Offering by the Horejsi Affiliates as "affiliates" of the Fund as that term is defined under the Securities Act of 1933, as amended (the "Securities Act"), may only be sold in accordance with Rule 144 under the Securities Act or another applicable exemption or pursuant to an effective registration statement under the Securities Act. In general, under Rule 144, as currently in effect, an "affiliate" of the Fund is entitled to sell, within any three-month period, a number of shares that does not exceed the greater of 1% of the then outstanding shares of Common Stock or the average weekly reported trading volume of the Common Stock during the four calendar weeks preceding such sale. Sales under Rule 144 are also subject to certain restrictions on the manner of sale, to notice requirements and to the availability of current public information about the Fund. In addition, any profit resulting from the sale of shares so acquired, if the shares are held for a period of less than six months, will be returned to the Fund.

Rights will be evidenced by Subscription Certificates. The number of Rights issued to each holder will be stated on the Subscription Certificates delivered to the holder. The method by which Rights may be exercised and shares paid for is set forth below in "Method of Exercising Rights" and "Payment for Shares." A Rights holder will have no right to rescind a purchase after the Subscription Agent has received payment. See "Payment for Shares" below. Shares issued pursuant to an exercise of Rights will be listed on the NYSE.

The Rights are transferable until the Expiration Date and have been admitted for trading on the NYSE. Assuming a market exists for the Rights, the Rights may be purchased and sold through usual brokerage channels and sold through the Subscription Agent. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the NYSE will begin three Business Days before the Record Date and may be conducted until the close of trading on the last NYSE trading day prior to the Expiration Date. Trading of the Rights on the NYSE will be conducted on a when issued basis until and including the date on which the Subscription Certificates are mailed to Record Date Shareholders and thereafter will be conducted on a regular way basis until and including the last Exchange trading day prior to the Expiration Date. The method by which Rights may be transferred is set forth below in "Method of Transferring Rights." The underlying shares will also be admitted for trading on the NYSE and will begin trading ex-Rights two Business Days prior to the Record Date.

PURPOSE OF THE OFFERING. The Fund has determined that it would be in the best interests of the Fund and the shareholders to increase the assets of the Fund primarily for the following reasons:

     o The increase in assets will result in the Fund's exceeding the asset-coverage ratio requirements under its Articles Supplementary by a wider margin, thus giving the Fund greater flexibility to buy and hold investments without violating those requirements.

     o Raising more cash will better position the Fund to take advantage of investment opportunities that may arise.

     o Increasing Fund assets may lower the Fund's expenses as a proportion of average net assets because the Fund's fixed costs would be spread over a larger asset base, although there can be no assurance that by increasing the size of the Fund, the Fund's expense ratio will be lowered.

     o Since the Offering will increase the Fund's outstanding shares, it will likely increase the number of beneficial owners of Fund shares, which could increase the level of market interest in and visibility of the Fund and improve the trading liquidity of the Fund's shares on the NYSE.

     o By increasing the Fund's total assets, the Offering will reduce the Fund's leverage as a percentage of assets from 35.5% to approximately 30% (assuming the Offering is fully subscribed). The Fund is currently leveraged with $77.5 million of AMPS and the Fund intends to maintain this amount of leverage. Because leveraging increases risk, the additional assets from the Offering will mitigate risks commonly associated with leverage.

The Offering seeks to reward existing shareholders by giving them the right to purchase additional shares at a price that may be below market and/or net asset value without incurring any commission charge. The distribution to shareholders of transferable Rights, which themselves may have intrinsic value, will also afford non-subscribing shareholders the potential of receiving a cash payment upon sale of such Rights, receipt of which may be viewed as partial compensation for the possible dilution of their interests in the Fund. See "Reasons for Conducting the Offering" below.

REASONS FOR CONDUCTING THE OFFERING. Although there are numerous reasons for the Fund's conducting a rights Offering, Management has emphasized four primary reasons:

     1. INCREASING ASSET COVERAGE OF THE FUND. As of May 9, 2003, the Fund's total assets were $222,141,000 (based on an NAV of $15.36). This consists of $144,641,000 of Common Stock equity, and $77.5 million of leverage. As a percentage of total assets, leverage currently represents 35.5%, and shareholders' equity is 64.5%. Assuming the Offering is fully subscribed, the Fund will issue approximately $38.49 million of new equity, and the leverage amount will remain the same. Therefore, after the Offering, the AMPS leverage will represent about 30% of total assets and shareholders' equity will be 70%. Furthermore, under its Articles Supplementary, the Fund is required to meet certain asset coverage tests with respect to the AMPS. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem the AMPS, in part or in full. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund's ability to pay dividends to Common Stock shareholders and could lead to sales of portfolio securities at inopportune times. With the decline in the overall markets over the last 12 months, the Fund's total net assets have declined thus causing the AMPS leverage to increase as a percentage of total assets and causing the coverage ratio required under the Articles Supplementary to similarly decrease. The Offering would substantially increase the Fund's "eligible assets" (i.e., assets which the Articles Supplementary count when calculating the AMPS coverage ratios) and thus provide substantially more cushion and comfort vis-a-vis these coverage obligations in the future. It is impossible to predict with any meaningful accuracy the effect that the Offering will have on the coverage ratio required under the Articles Supplementary since its calculation is dependent on the type of security purchased and held by the Fund and the various discount factors applied to each security by the rating agencies. However, the 1940 Act requires the Fund to meet similar coverage ratios, but without the variable discount factors. Assuming the Offering is fully subscribed, the 1940 Act leverage ratio will increase from 2.86:1 to 3.31:1 (the minimum required coverage is 2.0:1 or 200%) based on market data as of May 9, 2003. The Fund has determined that the AMPS have benefited the Common Stock shareholders. Notably, the current dividend rate paid by the Fund for its AMPS leverage is 1.38% as of the auction held on April 22, 2003. Because the AMPS leverage has been a profitable investment technique in the past, and because it would result in considerable expense to reissue once redeemed, the Fund has determined that raising additional assets through the Offering (and thus increasing eligible assets) is warranted. The increase in asset coverage will give the Fund greater investment flexibility to own and hold investments without violating applicable asset coverage requirements.

     2. TAKING ADVANTAGE OF INVESTMENT OPPORTUNITIES. The decline in the stock market over the last 2 years has resulted, in some instances, in lower equity prices on good companies which have not been available during the recent past. The Offering would provide additional cash permitting the Fund to take advantage of such opportunities if they arise, without necessarily having to liquidate Fund holdings to raise cash. In addition, by avoiding the necessity of selling investments, Common Stock shareholders defer tax consequences which might otherwise arise from such sales. When Management sees an opportunity, it wants to be able to take advantage of it quickly and make a significant investment, without having to sell current holdings in the process. Having the cash resources to accomplish this is very important.

     3. SPREADING EXPENSES ACROSS MORE ASSETS. As a closed-end mutual fund gets smaller, its expense ratio (i.e., the ratio of expenses to fund assets) necessarily increases. This is because all funds have certain fixed costs (e.g., director fees, travel expenses, fidelity bonds, insurance, legal, accounting and printing costs, etc.) which are not charged in proportion to the fund's size. As a fund gets smaller, these fixed costs get spread over fewer assets, thus resulting in a higher expense ratio. The opposite occurs as a fund's assets increase, that is, the fixed costs are spread across a larger asset base thus resulting in a lower expense ratio. The current actual expense ratio ("Current Actual Expense Ratio") is estimated by Management to be [2.57%] on an annualized basis based on current net assets available to Common Stock shareholders of approximately $144,641,000 as of May 9, 2003, of which [2.25%] consists of advisory and administration fees charged as a percentage of assets.1 The expense ratios in this section are calculated based on the Fund's "net assets" (total assets minus leverage and expenses). Since advisory and administrative fees are charged against "total net assets" (i.e., net assets plus leverage less liabilities), their ratio as a percentage of "net assets" appears higher than the contracted fee. For example, the contracted advisory and administrative fees are 1.43% in the aggregate and are applied against the Fund's total assets (i.e., including leverage). These same fees equal 2.25% of the Fund's "net assets". The remaining component of the Current Actual Expense Ratio (i.e., [0.33]%) consists primarily of expenses charged as a fixed-dollar amount (e.g., director fees, legal fees, customary proxy related expenses, and insurance). These expenses are not charged on percentage-of-assets basis, so they do not tend to be significantly affected by increases or decreases in the Fund's net assets. Using the actual expenses incurred by the Fund during fiscal year ending November 30, 2002, the fixed-dollar expenses totaled $[450,022] or [0.33%] of the Fund's current net assets. It is this fixed-dollar amount that would be spread over the larger asset base from the Offering and thus result in a decrease in the Current Actual Expense Ratio.

          Assuming that (i) the Subscription Price is $12.26 (i.e., 95% of the lower of the Fund's NAV or average 5-day volume-weighted sale price on May 9, 2003), and (ii) the Offering is fully subscribed, the Fund's estimated expense ratio would be [2.32%]. This compares favorably to the Current Actual Expense Ratio of 2.57% - a difference of 0.25% per annum - representing a significant increase in operating efficiency. When the expense ratio is calculated as a function of total net assets, the difference is 0.03%.

     4. INCREASED INCOME. The Offering would permit the Fund to invest in additional dividend-paying securities (e.g., REITs, although only to the extent they comprise less than 25% of the Fund's total net assets) which could increase the Fund's net investment income available to Common Stock shareholders. The Fund's objective of total return may include a component of income. While the Advisers do not believe high current income to be a tax-efficient means of return for shareholders (e.g., due to the fact that income is typically taxable at a shareholder's maximum tax rate), current income can still be an effective means of achieving a high total return relative to the performance of the overall market, especially when non-dividend-paying equities are declining in value or remaining flat. It is likely that the Advisers will use a portion of the proceeds to invest in such income producing securities.

Other reasons supporting the Offering include the following:

    INCREASING LIQUIDITY. By conducting the Offering, the liquidity of the Fund's shares in the market may increase based solely on the fact that there would be more shares outstanding. In addition, by making the Rights transferable, there is a good probability that the number of Fund shareholders will increase after the Offering, which would also increase the likelihood of greater liquidity in the Fund's shares.

    REDUCED TRANSACTION COSTS. A rights offering rewards existing shareholders with an opportunity to purchase additional shares of Common Stock at a price that is below market value and net asset value without the transaction costs that would be associated with open-market purchases or initial public offerings (e.g., brokerage commissions and underwriting fees).

    MORE INFLUENCE. A rights offering permits a fund to grow, and as it grows, a fund can exert more influence in effecting changes (or preventing changes) within the companies in which it invests.

    INVESTING FOR CONTROL. Although investing for control is not a primary strategy of the Fund, at those times when Management sees an opportunity and sees it being in the best interest of shareholders, it wants the Fund to be big enough and thus have the financial wherewithal to buy the requisite controlling shares.

    BETTER TREATMENT FROM BROKERS. Larger funds can buy "in quantity" and can sometimes receive better execution and lower commissions from brokers because of their size.

    IMPROVING ANALYST COVERAGE. Increasing the Fund's size may increase analyst coverage which may in turn stimulate investor interest in the Fund and ultimately result in narrowing and maintaining a narrow discount.


THE SUBSCRIPTION PRICE. The Subscription Price for the shares to be issued under the Offering will be equal to 95% of the lesser of (a) the NAV on the Pricing Date or (b) the average volume-weighted sale price of a share of the Common Stock on the NYSE on the Pricing Date and the four immediately preceding trading days (the "Average Closing Price"). For example, if the Offering were held using a pricing date of May 9, 2003, at which time the NAV was $15.36, the market price on such date was $12.98, the discount was 15.49%, and the Average Closing Price for the week was $12.90, then the Subscription Price would be $12.26 per share.

OVER-SUBSCRIPTION PRIVILEGE. If all of the Rights initially issued are not exercised, any shares for which subscriptions have not been received will be offered, by means of the Over-Subscription Privilege, to Record Date Shareholders who have exercised all the Rights initially issued to them and who wish to acquire more than the number of shares for which the Rights issued to them are exercisable. Record Date Shareholders who exercise all the Rights initially issued to them will have the opportunity to indicate on the Subscription Certificate how many shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient shares remain after the Primary Subscriptions have been exercised, all over-subscriptions will be honored in full. If sufficient shares are not available to honor all over-subscriptions, the available shares will be allocated among those who over-subscribe based on the number of Rights originally issued to them by the Fund. The percentage of remaining shares each over-subscribing shareholder may acquire will be rounded down to result in delivery of whole shares. The allocation process may involve a series of allocations in order to assure that the total number of shares available for over-subscriptions is distributed on a pro rata basis.

The method by which shares will be distributed and allocated pursuant to the Over-Subscription Privilege is as follows. Shares will be available for purchase pursuant to the Over-Subscription Privilege only to the extent that the maximum number of shares is not subscribed for through the exercise of the Primary Subscription by the Expiration Date. If the shares so available ("Excess Shares") are not sufficient to satisfy all subscriptions pursuant to the Over-Subscription Privilege, the Excess Shares will be allocated pro rata (subject to the elimination of fractional shares) among those holders of Rights exercising the Over-Subscription Privilege, in proportion, not to the number of shares requested pursuant to the Over-Subscription Privilege, but to the number of shares held on the Record Date; provided, however, that if this pro rata allocation results in any holder being allocated a greater number of Excess Shares than the holder subscribed for pursuant to the exercise of such holder's Over-Subscription Privilege, then such holder will be allocated only such number of Excess Shares as such holder subscribed for and the remaining Excess Shares will be allocated among all other holders exercising Over-Subscription Privileges. The formula to be used in allocating the Excess Shares is as follows:


            Holder's Record Date Position       x     Excess Shares Remaining
      --------------------------------------
         Total Record Date Position by All
                 Over-Subscribers


The Fund will not offer or sell any shares which are not subscribed for under the Primary Subscription or the Over-Subscription Privilege.

EXPIRATION OF THE OFFERING. The Offering will expire at 5:00 p.m., New York time, on the Expiration Date (Wednesday, July 16, 2003), unless extended by the Fund to a date not later than Tuesday, July 29, 2003 at 5:00 p.m., New York time (the "Extended Expiration Date"). Rights will expire on the Expiration Date (or Extended Expiration Date as the case may be) and thereafter may not be exercised.

SALES BY SUBSCRIPTION AGENT. Holders of Rights who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any unexercised Rights. The Subscription Certificates representing the Rights to be sold by the Subscription Agent must be received on or before the Expiration Date (unless extended). Upon the timely receipt of appropriate instructions to sell Rights, the Subscription Agent will use its best efforts to complete the sale and will remit the proceeds of sale, net of commissions, if any, to the holders. If the Rights can be sold, sales of the Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day such Rights are sold. The selling Rights holder will pay all brokerage commissions incurred by the Subscription Agent on a prorata basis with other selling Rights holders. These sales may be effected by the Subscription Agent through independent registered broker-dealers. The Subscription Agent will attempt to sell all Rights that remain unclaimed as a result of Subscription Certificates being returned by the postal authorities as undeliverable as of the fourth Business Day prior to the Expiration Date. These sales will be made net of commissions on behalf of the non-claiming shareholders. Proceeds from those sales will be held by Eastern Bank for the account of the non-claiming shareholder until the proceeds are either claimed or escheat. There can be no assurance that the Subscription Agent will be able to complete the sale of any of these Rights and neither the Fund nor the Subscription Agent has guaranteed any minimum sales price for the Rights. All of these Rights will be sold at the market price, if any, on the NYSE.

METHOD OF TRANSFERRING RIGHTS. The Rights evidenced by a single Subscription Certificate may be transferred in whole by endorsing the Subscription Certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single Subscription Certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer, with instructions to register the portion of the Rights evidenced thereby in the name of the transferee (and to issue a new Subscription Certificate to the transferee evidencing the transferred Rights). In this event, a new Subscription Certificate evidencing the balance of the Rights will be issued to the Rights holder or, if the Rights holder so instructs, to an additional transferee.

Holders wishing to transfer all or a portion of their Rights (but not fractional Rights) should allow at least three Business Days prior to the Expiration Date for (i) the transfer instructions to be received and processed by the Subscription Agent, (ii) a new Subscription Certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained rights, if any, and (iii) the Rights evidenced by the new Subscription Certificates to be exercised or sold by the recipients thereof. Neither the Fund nor the Subscription Agent shall have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

Except for the fees charged by the Subscription Agent (which will be paid by the Fund as described below), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights, and none of these commissions, fees or expenses will be paid by the Fund or the Subscription Agent.

The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Primary Subscription and Over-Subscription may be effected through, the facilities of DTC. Rights exercised through DTC are referred to as "DTC Exercised Rights".

METHOD OF EXERCISING RIGHTS. Rights may be exercised by filling in and signing the reverse side of the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the shares as described below under "Payment for Shares." Rights may also be exercised through a Rights holder's broker, who may charge the Rights holder a servicing fee in connection with such exercise.

Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., New York time, on the Expiration Date (unless payment is effected by means of a notice of guaranteed delivery as described below under "Payment for Shares"). The Subscription Certificate and payment should be delivered to Colbent Corporation at the following address:


                If By Mail:                                 If By Hand:                         If By Overnight Courier:
                -----------                                 -----------                         -----------------------
            Colbent Corporation              Securities Transfer & Reporting Services,             Colbent Corporation
          Attn: Corporate Actions                               Inc.                             Attn: Corporate Actions
              P.O. Box 859208                         c/o Colbent Corporation                      40 Campanelli Drive
         Braintree, MA 02185-9208                     Attn: Corporate Actions                      Braintree, MA 02184
                                                    100 William Street, Galleria
                                                      New York, New York 10038


SUBSCRIPTION  AGENT.  The  Subscription  Agent  is  Colbent  Corporation,  Attn:
Corporate Actions, P.O. Box 859208, Braintree, MA 02185-9208. The Subscription Agent will receive from the Fund an amount estimated to be $25,000, comprised of the fee for its services and the reimbursement for certain expenses related to the Offering. INQUIRIES BY ALL HOLDERS OF RIGHTS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT 1-800-732-6518; HOLDERS MAY ALSO CONSULT THEIR BROKERS OR NOMINEES.

PAYMENT FOR SHARES. Payment for shares shall be calculated by multiplying the Estimated Subscription Price of $12.26 per share times the sum of (i) the number of Rights held and intended to be exercised in the Primary Subscription, plus
(ii) the number of additional shares for which a shareholder wishes to over-subscribe under the Over-Subscription Privilege. For example, if a shareholder receives 300 Rights and wishes to subscribe for 100 shares in the Primary Subscription, and also wishes to over-subscribe for 50 additional shares under the Over-Subscription Privilege, he would send in $12.26 x 100 ($1,226.00) plus $12.26 x 50 ($613.00). Holders of Rights who wish to acquire shares on Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following methods of payment:

     1. If, prior to 5:00 p.m., New York time, on the Expiration Date, the Subscription Agent shall have received a notice of guaranteed delivery by telegram or otherwise, from a bank or trust company or a NYSE member firm guaranteeing delivery of (i) payment of the Estimated Subscription Price of $12.26 per share for the shares subscribed for in the Primary Subscription and any additional shares subscribed for pursuant to the Over-Subscription Privilege and (ii) a properly completed and executed Subscription Certificate, the subscription will be accepted by the Subscription Agent. The Subscription Agent will not honor a notice of guaranteed delivery unless a properly completed and executed Subscription Certificate is received by the Subscription Agent prior to 5:00 p.m., New York time, on the third (3rd) Business Day after the Expiration Date (the "Protect Period").

     2. Alternatively, a shareholder can, together with the properly completed and executed Subscription Certificate, send payment for the shares acquired in the Primary Subscription and any additional shares subscribed for pursuant to the Over-Subscription Privilege, to the Subscription Agent based on the Estimated Subscription Price of $12.26 per share. To be accepted, such payment, together with the Subscription Certificate, must be received by the Subscription Agent prior to 5:00 p.m., New York time, on the Expiration Date.

If the Estimated Subscription Price is greater than the actual per share purchase price, the excess payment will be applied toward the purchase of additional shares to the extent that there remain sufficient unsubscribed shares available after the Primary and Over-Subscription allocations are completed. To the extent that sufficient unsubscribed shares are not available to apply all of the excess payment toward the purchase of additional shares, available shares will be allocated in the manner consistent with that described in the section entitled "Over-Subscription Privilege" above. Any excess payment will be refunded to you to the extent that additional shares are not available.

         A PAYMENT, PURSUANT TO THE SECOND METHOD DESCRIBED ABOVE, MUST
                 ACCOMPANY ANY SUBSCRIPTION CERTIFICATE FOR SUCH
                    SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.

Within five (5) business days following the completion of the Protect Period, a confirmation will be sent by the Subscription Agent to each shareholder (or, if the Fund's shares on the Record Date are held by Cede or any other depository or nominee, to Cede or such other depository or nominee). The date of the confirmation is referred to as the "Confirmation Date." The confirmation will show (i) the number of shares acquired pursuant to the Primary Subscription;
(ii) the number of shares, if any, acquired pursuant to the Over-Subscription Privilege; (iii) the per share and total purchase price for the shares; and (iv) any additional amount payable by such shareholder to the Fund (e.g., if the Estimated Subscription Price was less than the Subscription Price on the Pricing
Date) or any excess to be refunded by the Fund to such shareholder (e.g., if the Estimated Subscription Price was more than the Subscription Price on the Pricing
Date). Any additional payment required from a shareholder must be received by the Subscription Agent prior to 5:00 p.m., New York time, on the tenth (10th) Business Day after the Confirmation Date, and any excess payment to be refunded by the Fund to such shareholder will be mailed by the Subscription Agent within ten (10) Business Days after the Confirmation Date. All payments by a shareholder must be made in United States Dollars by money order or by checks drawn on banks located in the continental United States payable to Eastern Bank acting on behalf of the Subscription Agent.

Whichever of the above two methods is used, issuance and delivery of certificates for the shares subscribed for are subject to collection of funds and actual payment pursuant to any notice of guaranteed delivery.

The Subscription Agent will deposit all checks received by it prior to the final due date into a segregated interest bearing account at Eastern Bank pending distribution of the shares from the Offering. All interest will accrue to the benefit of the Fund and investors will not earn interest on payments submitted.

   YOU WILL HAVE NO RIGHT TO RESCIND YOUR SUBSCRIPTION AFTER THE SUBSCRIPTION
          AGENT HAS RECEIVED THE SUBSCRIPTION CERTIFICATE OR NOTICE OF
                              GUARANTEED DELIVERY.

If a holder of Rights who acquires shares pursuant to the Primary Subscription or the Over-Subscription Privilege does not make payment of any amounts due, the Fund reserves the right to take any or all of the following actions: (i) find other purchasers for such subscribed-for and unpaid-for shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of shares which could be acquired by such holder upon exercise of the Primary Subscription or the Over-Subscription Privilege; (iii) sell all or a portion of the shares purchased by the holder in the open market, and apply the proceeds to the amounts owed; and (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed shares and to enforce the relevant guaranty of payment.

Holders who hold shares of Common Stock for the account of others, such as brokers, trustees or depositaries for securities, should notify the respective beneficial owners of the shares as soon as possible to ascertain the beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the record holder of the Rights should complete Subscription Certificates and submit them to the Subscription Agent with the proper payment. In addition, beneficial owners of Common Stock or Rights held through such a holder should contact the holder and request the holder to effect transactions in accordance with the beneficial owner's instructions.

The instructions accompanying the Subscription Certificates should be read carefully and followed in detail. DO NOT SEND SUBSCRIPTION CERTIFICATES TO THE FUND.

The method of delivery of Subscription Certificates and payment of the Subscription Price to the Subscription Agent will be at the election and risk of the Rights Holders, but if sent by mail it is recommended that the certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and clearance of payment prior to 5:00 p.m., New York time, on the Expiration Date. Because uncertified personal checks may take at least five business days to clear, you are strongly urged to pay, or arrange for payment, by means of a certified or cashier's check or money order.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. Neither the Fund nor the Subscription Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

DELIVERY OF STOCK CERTIFICATES. Certificates representing shares purchased pursuant to the Primary Subscription will be delivered to subscribers as soon as practicable after the corresponding Rights have been validly exercised and full payment for the shares has been received and cleared. Certificates representing shares purchased pursuant to the Over-Subscription Privilege will be delivered to subscribers as soon as practicable after the Expiration Date and after all allocations have been effected.

FOREIGN RESTRICTIONS. Subscription Certificates will only be mailed to Record Date Shareholders whose addresses are within the United States (other than an APO or FPO address). Record Date Shareholders whose addresses are outside the United States or who have an APO or FPO address and who wish to subscribe to the Offering either in part or in full should contact the Subscription Agent (Colbent Corporation), by written instruction or recorded telephone conversation at 781-843-1833 ext 203, no later than three (3) Business Days prior to the Expiration Date. The Fund will determine whether the Offering may be made to any such shareholder. If the Subscription Agent has received no instruction by the third business day prior to the Expiration Date or the Fund has determined that the Offering may not be made to a particular shareholder, the Subscription Agent will attempt to sell all of such shareholder's Rights and remit the net proceeds, if any, to such shareholders. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day the Rights are sold, less any applicable brokerage commissions, taxes and other expenses.

FEDERAL INCOME TAX CONSEQUENCES ASSOCIATED WITH THE OFFERING. The following is a general summary of the significant federal income tax consequences of the receipt of Rights by a Record Date Shareholder and a subsequent lapse, exercise or sale of such Rights. The discussion also addresses the significant federal income tax consequences to a holder that purchases Rights in a secondary-market transaction (e.g., on the NYSE). The discussion is based upon applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Regulations promulgated thereunder and other authorities currently in effect but does not address any state, local or foreign tax consequences of the Offering. The discussion assumes, as is expected, that the fair market value of the Rights distributed to all of the Record Date Shareholders will be less than 15% of the total fair market value of all of the Fund's Common Stock as of the Record Date.

For purposes of the following discussion, the term "Old Share" shall mean a currently outstanding share of the Fund's Common Stock with respect to which a Right is issued and the term "New Share" shall mean a newly issued share of the Fund's Common Stock that is received upon the exercise of a Right.

FOR ALL RECORD DATE SHAREHOLDERS.

       Neither the receipt nor the exercise of Rights by a Record Date Shareholder will result in taxable income to such shareholder for federal income tax purposes regardless of whether or not the shareholder makes the below-described election which is available under Section 307(b)(2) of the Code (a "Section 307(b)(2) Election").

       If a Record Date Shareholder makes a Section 307(b)(2) Election, the shareholder's federal income tax basis in any Right received pursuant to the Offering will be equal to a portion of the shareholder's existing federal income tax basis in the related Old Share. If made, a Section 307(b)(2) Election is effective with respect to all Rights received by a Record Date Shareholder. A Section 307(b)(2) Election is made by attaching a statement to the Record Date Shareholder's federal income tax return for the taxable year which includes the Record Date. Record Date Shareholders should carefully review the differing federal income tax consequences described below before deciding whether or not to make a
       Section 307(b)(2) Election.

FOR RECORD DATE SHAREHOLDERS MAKING A SECTION 307(b)(2) ELECTION.

       LAPSE OF RIGHTS. If a Record Date Shareholder makes a Section 307(b)(2) Election, no taxable loss will be realized for federal income tax purposes if the shareholder retains a Right but allows it to lapse without exercise. Moreover, the existing federal income tax basis of the related Old Share will not be reduced as a result of such lapse.

       EXERCISE OF RIGHTS. If an electing Record Date Shareholder exercises a Right, the shareholder's existing federal income tax basis in the related Old Share must be allocated between such Right and the Old Share in proportion to their respective fair market values as of the Record Date. Upon such exercise of the shareholder's Rights, the New Shares received by the shareholder pursuant to such exercise will have a federal income tax basis equal to the sum of the basis of such Rights as described in the previous sentence and the Subscription Price paid for the New Shares (as increased by any servicing fee charged to the shareholder by his broker, bank or trust company and other similar costs). If the Record Date Shareholder subsequently sells such New Shares (and holds such shares as capital assets at the time of their sale), the shareholder will recognize a capital gain or loss equal to the difference between the amount received from the sale of the New Shares and the shareholder's federal income tax basis in the New Shares as described above. Such capital gain or loss will be long-term capital gain or loss if the New Shares are sold more than one year after the date that the New Shares are acquired by the Record Date Shareholder. In addition, if a Record Date Shareholder exercises a Right and later sells the related Old Share, his gain on the sale of the Old Share will be increased (or his loss decreased) by the amount of the shareholder's original basis in the Old Share that was allocated to the related Right as described above.

       SALE OF RIGHTS. If an electing Record Date Shareholder sells a Right, he will recognize a gain or loss equal to the difference between the amount received for such Right and the federal income tax basis of the Right computed as set forth above under "Exercise of Rights". Any such gain or loss will be capital gain or loss (if the Right is held as a capital asset at the time of its sale) and the Record Date Shareholder's holding period for the Right will include the shareholder's holding period for the related Old Share. Any such capital gain or loss will thus be long-term capital gain or loss if the related Old Share has been held by the Record Date Shareholder for more than one year at the time the Right is sold. In addition, if a Record Date Shareholder sells a Right and later sells the related Old Share, his gain on the sale of the Old Share will be increased (or his loss decreased) by the amount of the shareholder's original basis in the Old Share that was allocated to the Right as described above.

FOR RECORD DATE SHAREHOLDERS NOT MAKING A SECTION 307(b)(2) ELECTION

       LAPSE OF RIGHTS. If a Record Date Shareholder does not make a Section 307(b)(2) Election, no taxable loss will be realized for federal income tax purposes if the shareholder retains a Right but allows it to lapse without exercise. Moreover, the federal income tax basis of the related Old Share will not be reduced as a result of such lapse.

       EXERCISE OF RIGHTS. If a non-electing Record Date Shareholder exercises his Rights, the federal income tax basis of the related Old Shares will remain unchanged and the New Shares will have a federal income tax basis equal to the Subscription Price paid for the New Shares (as increased by any servicing fee charged to the shareholder by his broker, bank or trust company and other similar costs). If the Record Date Shareholder subsequently sells such New Shares (and holds such shares as capital assets at the time of their sale), the shareholder will recognize a capital gain or loss equal to the difference between the amount received from the sale of the New Shares and the shareholder's federal income tax basis in the New Shares as described above. Such capital gain or loss will be long-term capital gain or loss if the New Shares are sold more than one year after the Record Date Shareholder acquires the New Shares.

       SALE OF RIGHTS. If a non-electing Record Date Shareholder sells a Right, he will recognize a gain equal to the entire amount received for such Right. Any such gain will be a capital gain (if the Right is held as a capital asset at the time of its sale) and the Record Date Shareholder's holding period for the Right will include the shareholder's holding period for the related Old Share. Any such capital gain will thus be long-term capital gain if the related Old Share has been held for more than one year at the time the Right is sold. In addition, the Record Date Shareholder's federal income tax basis in the related Old Share will remain unchanged.

FOR SECONDARY-MARKET PURCHASERS OF RIGHTS. The exercise of Rights by a purchaser who acquires such Rights on the NYSE or in another secondary-market transaction will not result in taxable income to such purchaser.

       LAPSE OF RIGHTS. A taxable loss will be realized by a purchaser who allows his Rights to expire without exercise. Such taxable loss will be equal to the purchaser's cost for the Rights (as increased by any brokerage costs and similar costs) and will be a short-term capital loss if the purchaser holds the Rights as capital assets at the time of their lapse.

       EXERCISE OF RIGHTS. A purchaser's basis for determining gain or loss upon the sale of a New Share acquired through the exercise of his Rights will be equal to the sum of the Subscription Price for the New Share plus the purchase price of the Rights that were exercised in order to acquire such New Share (with such Subscription Price and purchase price each being increased by any applicable servicing fees charged to the purchaser by his broker, bank or trust company and other similar costs). A purchaser's holding period for a New Share acquired upon exercise of a Right begins with the date of exercise of the Right. A taxable gain or loss recognized by a purchaser upon a sale of a New Share will be a capital gain or loss (assuming the New Share is held as a capital asset at the time of its sale) and will be a long-term capital gain or loss if the New Share has been held at the time of its sale for more than one year.

       SALE OF RIGHTS. A taxable gain or loss recognized by a purchaser upon a sale of a Right will be a short-term capital gain or loss if the Right is held as a capital asset at the time of its sale.

EMPLOYEE PLAN CONSIDERATIONS. Shareholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including corporate savings and 401(k) plans, Keogh Plans of self-employed individuals and Individual Retirement Accounts ("IRA") (each a "Benefit Plan" and collectively, "Benefit Plans"), should be aware that additional contributions of cash in order to exercise Rights may be treated as Benefit Plan contributions and, when taken together with contributions previously made, may subject a Benefit Plan to excise taxes for excess or nondeductible contributions. In the case of Benefit Plans qualified under
Section 401(a) of the Code, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. Benefit Plans contemplating making additional cash contributions to exercise Rights should consult with their counsel prior to making such contributions.

Benefit Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income ("UBTI") under Section 511 of the Code. If any portion of an IRA is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

ERISA contains prudence and diversification requirements and ERISA and the Code contain prohibited transaction rules that may impact the exercise of Rights. Among the prohibited transaction exemptions issued by the Department of Labor that may exempt a Benefit Plan's exercise of Rights are Prohibited Transaction Exemption 84-24 (governing purchases of shares in investment companies) and Prohibited Transaction Exemption 75-1 (covering sales of securities).

Due to the complexity of these rules and the penalties for noncompliance, Benefit Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.



                                 USE OF PROCEEDS

INVESTMENT OPPORTUNITIES. Management estimates the net proceeds of the Offering to be approximately $38.49 million based on an Estimated Subscription Price of $12.26 per share, assuming the Offering is fully subscribed and the expenses related to the Offering are approximately $140,000. The foregoing estimates are based on the closing price of the Fund's shares on May 9, 2003. Accordingly, the assumptions and projections contained in this Prospectus are subject to change significantly depending on changes in market conditions for the Fund's shares and performance of the Fund's portfolio.

As of the date of this Prospectus, the Fund is fully invested in accordance with its investment objective. As of May 9, 2003, 89.28% of the Fund's assets are invested in common stocks or fixed income securities consistent with the Fund's objective. The Advisers have indicated that, at the present time, the market offers some attractive investment opportunities that, in some instances, have not existed for years and which, if taken advantage of, could yield positive results to shareholders over the long term. The Advisers have indicated that, if the Offering is implemented as contemplated by this Prospectus, there should be ample opportunities in which to invest the proceeds of the Offering within 6 months of receipt. As a condition to conducting the Offering, the Advisers have agreed to waive one-half of any advisory fees which would be charged against the proceeds from the Offering until such time as 50% or more of the sum of (i) the proceeds of the Offering and (ii) any cash or cash equivalents held by the Fund on April 22, 2003, have been invested in common stock equities in accordance with the Fund's investment objective (which include shares of REITs and investment companies).

BENEFIT TO THE ADVISERS AND CO-ADMINISTRATOR. The Advisers and FAS will benefit from the Offering because their fees are based on the average total net assets of the Fund.

It is not possible to state precisely the amount of additional compensation the Advisers and FAS will receive as a result of the Offering because the proceeds of the Offering will be invested in additional portfolio securities which will fluctuate in value. However, if all Rights are exercised at the Estimated Subscription Price of $12.26 (i.e., the estimated subscription price based on the Fund's NAV and share price on May 9, 2003), the annual compensation to be received by the Advisers and FAS would be increased by approximately $520,000. This does not reflect the impact of the initial fee waiver by the Advisers (see "Effect of Offering on Expense Ratio" above and "Use of Proceeds" below). Two of the Fund's Directors who voted to approve the Offering are "interested persons" of the Advisers within the meaning of the 1940 Act. One of these Directors, Susan L. Ciciora, could benefit indirectly from the Offering because of her beneficial interest in the Advisers and FAS. See "Information Regarding the Advisers and Co-Administrator" above. While it was cognizant of the benefit to the Advisers and FAS and indirect benefit to Ms. Ciciora, the Board nevertheless concluded that the Offering was in the best interest of shareholders.

The Fund may, in the future and at its discretion, choose to make additional rights Offerings from time to time for a number of shares and on terms which may or may not be similar to the Offering. Any such future rights Offerings will be made in accordance with the 1940 Act. Under the laws of Maryland, the state in which the Fund is incorporated, under certain circumstances, the Board is authorized to approve rights Offerings without obtaining shareholder approval. The staff of the SEC has interpreted the 1940 Act as not requiring shareholder approval of a rights Offering at a price below the then current net asset value so long as certain conditions are met, including a good faith determination by the fund's board of directors that such Offering would result in a net benefit to existing shareholders. Such future Offerings would similarly benefit the Advisers and FAS.

EXPENSES OF THE FUND. The Fund will pay all of its expenses, including fees of the directors not affiliated with the Advisers and board meeting expenses; fees of the Advisers, FAS and PFPC; interest charges; franchise and other taxes; organizational expenses; charges and expenses of the Fund's legal counsel and independent accountants; expenses of repurchasing shares; expenses of issuing any preferred shares or indebtedness; expenses of printing and mailing share certificates, stockholder reports, notices, proxy statements and reports to governmental offices; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; expenses connected with negotiating, effecting purchase or sale, or registering privately issued portfolio securities; expenses of calculating and publishing the net asset value of the Fund's shares; expenses of membership in investment company associations; expenses of fidelity bonding and other insurance expenses including insurance premiums; expenses of shareholders meetings; SEC and state registration fees; New York Stock Exchange listing fees; and fees payable to the National Association of Securities Dealers, Inc. in connection with this Offering and fees of any rating agencies retained to rate any preferred shares issued by the Fund.



                           INFORMATION ABOUT THE FUND

The Fund is a closed-end, diversified management investment company. The Fund's investment objective is total return. The Fund seeks to achieve its objective by investing in common stocks for long-term capital appreciation. These stocks may or may not pay a dividend. The Fund may also invest in income producing securities, namely dividend paying common stocks (e.g., REITs, utilities and other RICs), as well as corporate bonds, corporate preferred stock, government securities, or other income producing securities, to achieve current income consistent with preservation of capital. The income component is secondary to the long-term capital appreciation component. No assurance can be given that the Fund will achieve its investment objective. The Fund typically invests in securities of U.S.-based companies, though it is not limited to investing in the U.S. stock market. The Fund anticipates a low turnover rate in its portfolio of common stocks and, with respect to common stocks held for capital appreciation rather than income, seeks to invest in stocks that have a proven track record of earnings and the prospect of increased future value through growth in revenues and profits. The Fund has the flexibility to invest in companies of any size; however, it is expected that it will not make significant investments in start-up companies, initial public offerings, non-public companies, or companies with little or no operating history. See "Investment Objectives and Policies" below. The address of the Fund is 1680 38th Street, Suite 800, Boulder, Colorado 80301 and its telephone number is (303) 444-5483.

The Fund commenced investment operations on February 19, 1993, upon the closing of the initial public offering of 8,000,000 of its common shares. The net proceeds of such offering were approximately $111.6 million. Prior to August, 1999, the Fund's investment objective was "high current income consistent with preservation of capital". On August 27, 1999, a special shareholders meeting was held at which the Fund's shareholders approved, among other things, a change in the Fund's investment objective from "high current income consistent with preservation of capital" to "total return". The Fund has outstanding 775 shares of Taxable Auction Market Preferred Stock (previously defined as the AMPS). The AMPS were issued with a liquidation preference per share of $100,000, plus accumulated and unpaid dividends. The AMPS will remain outstanding after the Offering. See "Capital Stock and Other Matters" below.



                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS. The Board of Directors of the Fund is responsible for overseeing the overall management and operations of the Fund. The SAI contains additional information about the Fund's directors. Subject to the general supervision of the Board of Directors, the Advisers manage the Fund's portfolio, make decisions with respect to and place orders for all purchases and sales of the Fund's securities, and maintain records relating to such purchases and sales. Stewart R. Horejsi and Carl D. Johns have been primarily responsible for the day-to-day management of the Fund's portfolio since March of 1999. See "Information Regarding the Advisers and Co-Administrator" below.

INFORMATION REGARDING THE ADVISERS AND CO-ADMINISTRATOR. The Fund is co-advised by Boulder Investment Advisers, L.L.C. ("BIA") and Stewart Investment Advisers ("SIA"). BIA and SIA are collectively referred to as the "Advisers". Since March of 1999, the Advisers have been providing advisory services to the Fund and, since January of 2002, to the Boulder Growth & Income Fund, Inc. As of May 9, 2003, the Advisers had a total of $310.10 million in assets under management. One of the Fund's co-administrators is Fund Administrative Services, LLC ("FAS" or the "Co-Administrator"). Following is a summary of the Advisers and FAS:

       BOULDER INVESTMENT ADVISERS, L.L.C. BIA was formed on April 8, 1999, as a Colorado limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940. Stewart R. Horejsi is an employee of and investment manager for both Advisers and has extensive experience managing common stocks for the Fund as well as for the Horejsi Affiliates and other family interests. The members of BIA are Evergreen Atlantic, LLC, whose address is 1680 38th Street, Suite 800, Boulder, Colorado 80301 and the Lola Brown Trust No. 1B, whose address is PO Box 801, Yankton, South Dakota 57078 (the "Members"). The Members each hold a 50% interest in BIA. The Members are "affiliated persons" of the Fund (as that term is defined in the 1940 Act). Both Mr. Horejsi and Susan Ciciora, Mr. Horejsi's daughter and one of the Fund's "interested" directors, are discretionary beneficiaries under the Lola Brown Trust No. 1B as well as under other Horejsi family affiliated trusts which own Evergreen Atlantic, LLC. Accordingly, as a result of this relationship, both Mr. Horejsi and Ms. Ciciora may directly or indirectly benefit from the relationship between the Fund and BIA.

       STEWART INVESTMENT ADVISERS. SIA (or Stewart West Indies Trading Company, Ltd. d/b/a Stewart Investment Advisers) is a Barbados international business company, incorporated on November 12, 1996, and is wholly owned by the Stewart West Indies Trust, an irrevocable South Dakota trust, established by Mr. Horejsi in 1996 primarily to benefit his issue (the "West Indies Trust"), whose address is PO Box 801, Yankton, South Dakota 57078. Mr. Horejsi is not a beneficiary under the West Indies Trust. However, Susan Ciciora, Mr. Horejsi's daughter and one of the Fund's "interested" directors, as well as members of her family, are discretionary beneficiaries under the West Indies Trust and thus, as a result of this relationship, may directly or indirectly benefit from the relationship between SIA and the Fund.

       SIA is not domiciled in the United States and substantially all of its assets are located outside the United States. As a result, it may be difficult to realize judgments of courts of the United States predicated upon civil liabilities under federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in Barbados of such civil remedies and criminal penalties as are afforded by the federal securities laws of the United States. Pursuant to the advisory agreement between SIA and the Fund, SIA has appointed the Secretary of the Fund (i.e., presently Stephanie Kelley in Boulder, Colorado) as its agent for service of process in any legal action in the United States, thus subjecting it to the jurisdiction of the United States courts.

       PORTFOLIO MANAGERS. Stewart R. Horejsi is an employee of both BIA and SIA. He is the primary investment manager and, together with Carl D. Johns (see below), the Fund's Vice President and Treasurer, is responsible for the day-to-day management of the Fund's assets and is primarily responsible for the Fund's asset allocation. Mr. Horejsi was a director of the Fund until November, 2001; General Manager, Brown Welding Supply, LLC (sold in 1999), since April 1994; Director, Sunflower Bank (resigned); and the President or Manager of various subsidiaries of the Horejsi Affiliates since June 1986. Mr. Horejsi has been the investment adviser for various Horejsi Affiliates since 1982. Mr. Horejsi has been the Director and President of the Horejsi Charitable Foundation, Inc. since 1997. Mr. Horejsi received a Masters Degree in Economics from Indiana University in 1961 and a Bachelor of Science Degree in Industrial Management from the University of Kansas in 1959.

       Carl D. Johns, the Fund's Vice President and Treasurer, is also Vice President and Treasurer for BIA and, together with Mr. Horejsi, is responsible for the Fund's portfolio and BIA's day-to-day advisory activities. Mr. Johns received a Bachelors degree in Mechanical Engineering at the University of Colorado in 1985, and a Masters degree in Finance from the University of Colorado in 1991. He worked at Flaherty & Crumrine, Incorporated, from 1992 to 1998. During that period he was an Assistant Treasurer for the Preferred Income Fund Incorporated, the Preferred Income Opportunity Fund Incorporated, and the Preferred Income Management Fund (the Fund's former name). Since 1999, he has been Chief Financial Officer, Chief Accounting Officer, Vice President and Treasurer of the Fund and, since January of 2002, has held the same positions with the Boulder Growth & Income Fund, Inc.

       FUND ADMINISTRATIVE SERVICES, LLC. FAS (formerly Boulder Administrative Services, L.L.C.) is a Colorado limited liability company whose principal place of business is 1680 38th Street, Suite 800, Boulder, Colorado 80301. The members of FAS are Lola Brown Trust No. 1B (50%) and Evergreen Atlantic, L.L.C. (50%) (the "Members"). The officers of FAS are Stephen
       C. Miller, manager; Carl Johns, assistant manager; Laura Rhodenbaugh, secretary/treasurer; and Stephanie Kelley, assistant secretary. Since March of 1999, FAS has been providing certain administrative and executive management services to the Fund and, since January of 2002, to the Boulder Growth & Income Fund, Inc.

THE INVESTMENT CO-ADVISORY AGREEMENTS. The Advisers and the Fund are parties to investment co-advisory agreements dated as of April 26, 2002 (the "Advisory Agreements"). Under the terms of the Advisory Agreements, the Advisers provide advisory services regarding asset allocation, manage the investment of the Fund's assets and provide such investment research, advice and supervision, in conformity with the Fund's investment objective and policies, as necessary for the operations of the Fund. The Advisory Agreements provide, among other things, that the Advisers will bear all expenses in connection with the performance of their services under the Advisory Agreements, although the Fund will bear certain other expenses to be incurred in its operation, including organizational expenses, taxes, interest, brokerage costs and commissions and stock exchange fees; fees of Directors of the Fund who are not also officers, directors or employees of the Advisers; Securities and Exchange Commission fees; state Blue Sky qualification fees; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; membership fees in trade associations; stock exchange listing fees and expenses; and litigation and other extraordinary or non-recurring expenses.

The Advisory Agreements provide that the Fund shall pay to the Advisers for their services an aggregate monthly fee at the annual rate of 1.25% of the Fund's average monthly total net assets (the "Adviser Fee") (including the principal amount of leverage, if any (e.g., the AMPS)). Under the terms of the Advisory Agreements, the Advisers split the Adviser Fee as determined by the Advisers and approved by the Board from time to time. Presently, the Adviser Fee is split between BIA and SIA 25% and 75%, respectively. Although the Advisers intend to devote such time and effort to the business of the Fund as is reasonably necessary to perform their respective duties to the Fund, the services of the Advisers are not exclusive and the Advisers may provide similar services to other investment companies and other clients and may engage in other activities.

The Advisory Agreements provide that the Advisers shall not be liable for any error of judgment or mistake of law or omission or any loss suffered by the Fund in connection with the matters to which the agreements relate, although the agreements do not protect or purport to protect the Advisers against any liability to the Fund to which the Advisers would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on their part in the performance of their duties or from reckless disregard by them of their obligations and duties under the agreements. Each Advisory Agreement also provides for indemnification by the Fund of the Advisers and their partners, members, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Fund, subject to certain limitations and conditions.

Each Advisory Agreement will continue in effect without a term so long as its continuation is specifically approved at least annually by both (i) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Fund (as such term is defined in the 1940 Act) and (ii) by the vote of a majority of the directors who are not parties to such Advisory Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Any of the Advisory Agreements may be terminated as a whole at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Fund or by the Advisers on 60 days' written notice by either party to the other. Except as otherwise provided by order of the SEC or any rule or provision of the 1940 Act, all of the Advisory Agreements will terminate automatically in the event of their assignment (as such term is defined in the 1940 Act and the rules thereunder).

CO-ADMINISTRATION AGREEMENT. The Fund and FAS (Fund Administrative Services,
LLC) (also referred to as the "Co-Administrator") are parties to a Co-Administration Agreement dated March 22, 1999 (the "Co-Administration Agreement"). FAS is owned by the Members, who, as indicated above, are also the owners of BIA and are included in the group referred to herein as the Horejsi Affiliates. FAS is headquartered at 200 S. Santa Fe, #4, PO Box 6043, Salina, KS 67401 and has offices in Colorado at 1680 38th Street, Suite 800, Boulder, Colorado 80301. As previously mentioned, both Mr. Horejsi and Ms. Ciciora, one of the Fund's "interested" directors, are discretionary beneficiaries under the Lola Brown Trust No. 1B, one of the Members of FAS, and under the trusts who own Evergreen Atlantic, LLC, the other Member of FAS.

Under the Co-Administration Agreement, FAS provides administrative, accounting oversight, executive management and certain other services to the Fund including: providing the Fund's principal offices in Colorado and executive officers, overseeing the operations of the Fund, overseeing and administering all contracted service providers, making recommendations to the Board regarding policies of the Fund, conducting shareholder relations, authorizing expenses and other tasks. Pursuant to the Co-Administration Agreement, the Fund pays FAS a monthly fee, calculated at an annual rate of 0.10% of the value of the Fund's average monthly total net assets. PFPC Inc. ("PFPC"), an indirect, majority-owned subsidiary of The PNC Financial Services Group Inc., serves as the Fund's co-administrator and transfer agent. As co-administrator, PFPC calculates the net asset value of the Fund's shares and generally assists in all aspects of the Fund's administration and operation. The Fund pays PFPC a fee on a monthly basis based on average total net assets. PFPC Trust Company, an indirect subsidiary of The PNC Financial Services Group, Inc. serves as the Fund's custodian. As compensation to PFPC Trust Company, the Fund pays PFPC Trust Company a monthly fee based on the Fund's average monthly total net assets. PFPC also serves as the Fund's common stock servicing agent (transfer agent), dividend-paying agent and registrar, and as compensation for PFPC's services as such, the Fund pays PFPC a monthly fee plus certain out-of-pocket expenses.

Deutsche Bank Trust Company Americas, a wholly-owned subsidiary of Deutsche Bank AG ("Auction Agent") serves as the Fund's AMPs transfer agent, registrar, dividend disbursing agent and redemption agent.

                        INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE. The Fund's investment objective is total return. The Fund's investment objective is total return. The Fund seeks to achieve its objective by investing in common stocks for long-term capital appreciation. These stocks may or may not pay a dividend. The Fund may also invest in income producing securities, namely dividend paying common stocks (e.g., REITs, utilities and other RICs), as well as corporate bonds, corporate preferred stock, government securities, or other income producing securities, to achieve current income consistent with preservation of capital. The income component is secondary to the long-term capital appreciation component. No assurance can be given that the Fund will achieve its investment objective. The Fund typically invests in securities of U.S.-based companies, though it is not limited to investing in the U.S. stock market. The Fund anticipates a low turnover rate in its portfolio of common stocks and, with respect to common stocks held for capital appreciation rather than income, seeks to invest in stocks that have a proven track record of earnings and the prospect of increased future value through growth in revenues and profits. The Fund has the flexibility to invest in companies of any size; however, it is expected that it will not make significant investments in start-up companies, initial public offerings, non-public companies, or companies with little or no operating history.

DIVERSIFICATION. The Fund operates as a "diversified" management investment company, as defined in the 1940 Act. Under this definition, at least 75% of the value of the Fund's total assets must at the time of investment consist of cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the voting securities of a single issuer. This limit does not apply, however, to 25% of the Fund's assets, which may be invested in a single issuer. The Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a "diversified" fund. As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund's net asset value reflecting fluctuation in the value of its large holdings.

INVESTMENT POLICIES. Under normal market conditions, the Fund intends to invest in a portfolio of common stocks and income securities. The portion of the Fund's assets invested in each can vary depending on market conditions. The term "common stocks" includes both stocks acquired primarily for their appreciation potential and stocks acquired for their income potential, such as dividend-paying RICs and REITs. The term "income securities" includes bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

As of May 9, 2003 the Fund's portfolio is invested primarily in common stocks (89.28%) (including 26.43% invested in REITs and 0.0% in RICs) and
10.47% in cash equivalents. The Fund currently intends to invest in RICs and REITs primarily in order to generate sufficient income to pay interest on the AMPS when due and pay Fund expenses. Under the 1940 Act, the Fund must limit to 10% the portion of its assets invested in RICs and, absent an amendment to the Fund's industry concentration policy, must limit to 25% the portion of its assets invested in REITs. Each of these percentage limitations are calculated at the time of investment and the Fund will not be required to dispose of assets if holdings increase above these levels due to appreciation. Depending on market conditions, it is expected that the Fund will have investments in REITs close to such 25% limitation as long as the AMPS or other leverage is outstanding.

The volatility of common stock prices has historically been greater than fixed-income securities, and as the Fund has shifted a greater portion of its assets into common stocks, the volatility of the Fund's net asset value may also have increased. The time horizon for the Fund to achieve its objective of total return will likely be longer than for a fund that invests solely for income.

The Fund may, for temporary defensive purposes, allocate a higher portion of its assets to cash and cash equivalents. For this purpose, cash equivalents consist of short-term (less than twelve months to maturity) U.S. Government securities, certificates of deposit and other bank obligations, investment grade corporate bonds and other debt instruments, and repurchase agreements. Under normal market circumstances, the Fund will not have more than 10% of its assets in cash and cash equivalents.

Except for the Fund's investment objective and the Fund's industry concentration and issuer diversification policies described above, the percentage limitations and investment policies set forth in this Prospectus can be changed by the Board without shareholder approval.

A number of the Fund's investment policies are "fundamental" policies, none of which may be changed without approval by the vote of a majority of the Fund's outstanding voting securities, voting as a single class, and a majority of the Fund's outstanding shares of preferred stock, voting as a separate class. See "Capital Stock and Other Matters" below and the SAI under "Investment Objective and Policies - Investment Restrictions".

OTHER INVESTMENT TECHNIQUES. The Fund may engage in other types of transactions, including, but not limited to investment in restricted and illiquid securities, other closed-end investment companies or REITs, repurchase agreements, when-issued and forward commitment transactions, borrowing, securities lending and other transactions. For a description of such types of transactions, see "Investment Policies and Techniques" and "Other Investment Policies and Techniques" in the SAI.

RISKS ASSOCIATED WITH THE FUND'S INVESTMENTS. Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund through the Offering.

       INVESTMENTS IN COMMON STOCKS. The Fund expects to invest, under normal market conditions, in excess of 80% of its assets in publicly traded common stocks. Common stocks generally have greater risk exposure and reward potential over time than bonds or preferred stock. The volatility of common stock prices has historically been greater than bonds and preferred stock, and as the Fund invests primarily in common stocks, the Fund's net asset value may also be volatile. Further, because the time horizon for the Fund's investments in common stock is longer, the time necessary for the Fund to achieve its objective of total return will likely be longer than for a fund that invests solely for income.

       The Fund presently has invested a significant percentage of its portfolio in low-dividend or non-dividend paying common stocks such as Berkshire Hathaway, Inc. As of May 9, 2003, the Fund held 750 Berkshire Hathaway, Inc. "A" shares and 9,010 "B" shares. At the time of investment, the aggregate of the Berkshire Hathaway shares represented less than 25% of the Fund's assets. However, primarily because of appreciation of the Berkshire Hathaway stock and depreciation of other assets in the Fund, as of May 9, 2003, these positions represented 33.89% of the Fund's assets. The Advisers do not currently intend to liquidate any portion of the Fund's position in Berkshire Hathaway. Though not an insurance company itself, Berkshire Hathaway owns Geico Insurance and General Re Insurance companies, and therefore derives a significant portion of its income, and its value, from these two insurance companies. The insurance business can be significantly affected by interest rates as well as price competition within the industry. In addition, an insurance company may experience significant changes in its year to year operating performance based both on claims paid and on performance of invested assets. Insurance companies can also be affected by government regulations and tax laws, which may change from time to time. A significant decline in the market price of Berkshire Hathaway or any other company in which the Fund has made a significant common stock investment (i) would result in a significant decline in the Fund's net asset value, (ii) may result in a proportionate decline in the market price of the Fund's common shares, and (iii) may result in greater risk and market fluctuation than a fund that has a more diversified portfolio.

       INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS. REITs, or Real Estate Investment Trusts, are companies dedicated to owning, and usually operating, income producing real estate, or to financing real estate. The Fund may invest up to 25% of its assets in REIT securities. The Fund intends to invest in REIT securities primarily for income. As of May 9, 2003, the Fund had 26.43% of its assets invested in REITs. There are risks associated with investing in REITs. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. REIT prices also may drop because of the failure of borrowers to pay their loans and poor management. Many REITs utilize leverage which increases investment risk and could adversely affect a REIT's operations and market value in periods of rising interest rates as well as risks normally associated with debt financing. In addition, there are risks associated with particular sectors of real estate investments (e.g., retail, office, hotel, healthcare and multifamily properties), although the Fund does not intend to focus on any particular sector of real estate investments. Furthermore, the dividend income paid out by the REIT may be reduced or eliminated.

       INVESTMENTS IN OTHER REGISTERED INVESTMENT COMPANIES. The Fund may invest up to 10% of its assets in other investment companies registered under the 1940 Act. The Fund may, from time to time, invest in other closed-end RICs when market conditions seem appropriate to the Advisers. Although the Fund has invested in and held RICs in the past, as of May 9, 2003, the Fund had 0.00% of its assets invested in RICs. The Fund normally would invest in RICs that pay dividends, although it is not limited to such RICs. There are risks associated with investments in RICs, including the risk that the dividend paid by the RIC could be reduced or eliminated. As a shareholder in another fund, the Fund will bear its ratable share of that fund's expenses, including management fees, and will remain subject to the Fund's advisory and administrative fees with respect to the assets so invested.

       INVESTMENTS IN PREFERRED STOCKS AND BONDS. The Fund currently owns no positions in preferred stocks or corporate bonds. Preferred stocks and corporate bonds may be substantially less liquid than many other securities such as common stocks or U.S. Government securities. In addition, preferred stocks and bonds purchased by the Fund may be subject to risk with respect to the issuing entity and to market fluctuations. In particular, such preferred stocks and bonds may be subject to "credit risk", which refers to an issuer's ability to make timely payments of interest and principal. The Fund does not expect to make substantial investments in preferred stocks or bonds in the future.

       AMPS AND AMPS AUCTION RISK. The Fund is leveraged with the AMPS and thus its ability to maximize its total return objective is in part dependent on the continued success and performance of its AMPS auctions. The dividend rate for the AMPS normally is set through an auction process. In the auction, holders of AMPS indicate the dividend rate at which they would be willing to hold or sell their AMPS or purchase additional AMPS and potential investors indicate the rate at which they would be willing to purchase AMPS. As the dividend rate for the AMPS is set on a 28-day cycle, the dividend rate, and thus the Fund's variable expenses associated with the AMPS are subject to substantial change, possibly resulting in a diminished total return to Common Stock shareholders. Also, if an auction fails (e.g., because there are more AMPS for sale than there are buyers), the Fund may be required to, among other things, pay a punitive default rate of interest on its AMPS until such time as a subsequent successful auction occurs. Also, under its Articles Supplementary, the Fund is required to meet certain asset coverage tests with respect to the AMPS. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem the AMPS, in part or in full, in which case they cannot be reissued. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund's ability to pay dividends to Common Stock shareholders and could lead to sales of portfolio securities at inopportune times. See "Capital Stock and Other Matters" below.

INVESTMENT PHILOSOPHY. Following is a brief description of the investment philosophy of the Fund and its Advisers. See also "Investment Policies and Techniques" in the SAI.

       COMMON STOCKS. With respect to the common stock portfolio (other than common stocks purchased primarily for their income-producing potential), the Advisers use an "intrinsic value" approach to selecting and managing the Fund's assets. The Advisers define intrinsic value as the discounted value of the cash that can be taken out of a business during its remaining life. Accordingly, in its securities selection process, the Advisers put primary emphasis on analysis of balance sheets, cash flows, the quality of management and their ability to efficiently and effectively allocate capital, various internal returns which indicate profitability, and the relationships that these factors have to the price of a given security. The intrinsic value approach is based on the belief that the securities of certain companies may sell at a discount from the Advisers' estimate of such companies' "intrinsic value". The Advisers will attempt to identify and invest in such securities, with the expectation that such value discount will narrow over time and thus provide capital appreciation for the Fund.

       CASH AND CASH EQUIVALENTS. As of May 9, 2003, the Fund had a cash position equal to 10.47% of assets, including investments in U.S. Treasury securities. Under normal market conditions, the Fund's cash position will typically be less than 10% of the Fund's total assets.

       FIXED INCOME INVESTMENTS. In seeking its total return objective, the Fund may invest a portion of its assets in U.S. Treasuries, preferred stocks, bonds and other income producing securities. In selecting individual investments, the Advisers will consider, among other things, current yield, price variability and the underlying fundamental characteristics of the issuer, with particular emphasis on debt to equity and debt coverage ratios.

DIVIDENDS AND DISTRIBUTIONS. Dividends from net investment income, if any, will be declared and paid annually. Shares issued in connection with the Offering will receive dividends in the same manner and same proportions as any other shares of the Fund. Any net realized short-term capital gains will be distributed to shareholders at least annually. Any net realized long-term capital gains may be distributed to shareholders at least annually or may be retained by the Fund as determined by the Board. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a registered investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund's shareholders as a credit against their own tax liabilities.

The Fund qualified during its last taxable year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") and intends to continue to so qualify. This qualification relieves the Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code. Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders an amount equal to at least 90% of its investment company taxable income for such taxable year (before taking into account the deduction for such distributions). In general, the Fund's investment company taxable income will be its taxable income, including dividends, interest and the excess, if any, of net short-term capital gain over net long-term capital loss, subject to certain adjustments, and excluding the excess, if any, of net long-term capital gain for the taxable year over net short-term capital loss.

Distributions by the Fund are taxable to the shareholders to the extent paid out of the Fund's current or accumulated earnings and profits, regardless of whether such distributions are received in cash or reinvested in additional shares of Common Stock. Such distributions constitute ordinary income to the shareholders except to the extent they are designated as capital gain dividends, as discussed below. Any distributions by the Fund, if any, in excess of its current and accumulated earnings and profits would constitute a nontaxable return of capital to shareholders to the extent of each shareholder's tax basis in his or her shares (causing a reduction of such basis), and thereafter, to the extent of any excess over such basis, capital gain. The dividends received deduction for corporations which own shares in the Fund will apply to ordinary income distributions from the Fund to the extent of such shareholders' ratable share of the total qualifying dividends received by the Fund from domestic corporations for the taxable year. The Fund intends to designate as capital gain dividends any distributions by the Fund of the excess of net long-term capital gain over net short-term capital loss. Such capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held the shares and whether such distributions are received in cash or reinvested in additional shares of common stock. Such distributions are not eligible for the dividends received deduction for corporations.

To the extent that the Fund distributes amounts in a given year that exceed the Fund's investment company taxable income and excess of net long-term capital gain over net short-term capital loss (after taking into account capital loss carryovers), such excess distributions may nonetheless cause shareholders to recognize taxable income under the federal income tax principles described above.

Shareholders will be advised at least annually as to the federal income tax consequences of distributions made each year. Dividends declared during any month of any year payable to shareholders of record as of a specified date in such month will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

Prior to purchasing shares, a purchaser should carefully consider the impact of distributions which are expected to be declared or have been declared, but have not been paid. Any such distributions, although in effect a return of capital, are subject to tax as discussed above.

A taxable gain or loss may be recognized by a shareholder upon his or her sale of shares of the Fund depending upon the tax basis and their price at the time of sale. Generally, a shareholder may include brokerage costs incurred upon the purchase and/or sale of Fund shares in his or her tax basis for such shares for the purpose of determining gain or loss on a sale of such shares. Any such capital gain or loss will be long-term or short-term depending on the shareholder's holding period for the shares sold, except that any loss recognized with respect to shares held six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received on those shares.

The foregoing discussion summarizes some of the important federal tax considerations generally affecting the Fund and its shareholders who are U.S. citizens or residents or domestic corporations, and is not intended as a substitute for careful tax planning. Accordingly, investors in the Fund should consult their tax advisors with specific reference to their own tax situations. Shareholders are also advised to consult their tax advisors concerning state and local taxes, which may differ from the federal income taxes described above.

DIVIDEND REINVESTMENT PLAN. In 2002, the Board determined to eliminate the Fund's Automatic Dividend Reinvestment Plan.

TAXATION OF THE FUND. The Fund has qualified and elected to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Fund's total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies) or of any two or more issuers that the Fund controls and which are determined to be engaged in the same trade or business or similar or related trades or businesses.

As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to its shareholders, if at least 90% of the sum of the Fund's (i) investment company taxable income (which includes, among other items, dividends, interest and any excess of net short-term capital gains over net long-term capital losses and other taxable income other than any net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar-year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid this tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless, an election is made by a fund with a November or December year-end to use the fund's fiscal year), and (3) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

TAXATION OF SHAREHOLDERS. Distributions paid to you by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are taxable to you as ordinary income to the extent of the Fund's earning and profits. Distributions made to you from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to you but retained by the Fund, are taxable to you as long-term capital gains, regardless of the length of time you have owned your Fund shares. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to you (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Fund will provide you with a written notice designating the amount of any ordinary income dividends or capital gain dividends and other distributions.

The sale or other disposition of common shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For individual (non-corporate) taxpayers, however, short-term capital gains and ordinary income are taxed at a maximum rate of 38.6% for 2002 while long-term capital gains generally will be taxed at a maximum rate of 20% and 10% for taxpayers in the 15% bracket. The 20% capital gains rate and the 10% capital rate will be reduced to 18% and 8% respectively, for capital assets held for more than five years if the holding period begins after December 31, 2000.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Fund. Although the Fund does not intend to pay dividends in January, if it does pay such a dividend which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared. The Fund intends to distribute all net investment income and any capital gains during the month of December of each year.

The Fund is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Fund's shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

STATE AND LOCAL TAX MATTERS. You should consult with your tax advisor about state and local tax matters.

                        DETERMINATION OF NET ASSET VALUE

The net asset value of Common Stock of the Fund is computed based upon the value of the Fund's portfolio securities and other assets. Net asset value per common share of the Fund is determined as of the close of the regular trading session on the NYSE no less frequently than Friday of each week and the last business day of each month, provided, however, that if any such day is a holiday or determination of net asset value on such day is impracticable, the net asset value is calculated on such earlier or later day as determined by the Advisers. The Fund calculates net asset value per common share of the Fund by subtracting the Fund's liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) and the liquidation value of any outstanding preferred stock from the Fund's total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Fund outstanding.

The Fund values its holdings by using market quotations provided by pricing services, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board. Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board.



                         CAPITAL STOCK AND OTHER MATTERS

CAPITALIZATION. The Fund was incorporated under the laws of the State of Maryland on December 21, 1992. The Charter authorizes the Fund to issue two hundred fifty million (250,000,000) shares, of which 240,000,000 shares are classified as common stock, par value one cent ($.01) per share, and l0,000,000 shares are classified as preferred stock, par value one cent ($.01) per share. The aggregate par value of all shares of all classes that the Fund is authorized to issue is $2,500,000. As of May 9, 2003 there were 9,416,743 shares of Common Stock issued and outstanding. Under the Offering, the Fund will offer 3,150,000 additional shares and, if the Offering is fully subscribed, after the Offering there will be 12,566,743 shares of Common Stock issued and outstanding.

The Fund has no present intention of offering any additional shares of common stock other than shares described herein. Any additional offerings of shares of capital stock, if made, will require approval by the Board. Any additional offering of common shares will be subject to the requirements of the 1940 Act that common shares may not be issued at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing stockholders or with the consent of a majority of the Fund's common shareholders.

The Common Stock was traded on the NYSE from between February of 1993 to August 30, 1999, under the symbol "PFM". From August 30, 1999 to the present, the Common Stock has traded on the NYSE under the symbol "BTF". On May 9, 2003, there were 9,416,743 common shares of the Fund issued and outstanding and the net asset value per common share was $15.36 and the closing price per common share on the NYSE was $12.98.

As of May 9, 2003, the Fund's issued and outstanding shares were as follows:


                                                                 Amount Held by Fund
       Title and Class               Amount Authorized           or for Its Account           Amount Outstanding

Common Stock                            240,000,000                       0                        9,416,743
Preferred Stock                         10,000,000                        0                              775


MARKET PRICE AND NET ASSET VALUE INFORMATION. The Fund's Common Stock is publicly held and is listed and traded on the NYSE. The following Table sets forth, for the periods indicated, the high and low closing sales prices for the shares on the NYSE, the net asset values per share that immediately preceded the high and low closing sales prices, and the discount or premium that each sales price represented as a percentage of the preceding net asset value:


                                          NAV of Fund                                          NAV of Fund
                       High Closing     Preceding High     Discount as %      Low Closing     Preceding Low   Discount as %
   Quarter Ended     Sales Price (1)      Sales Price         of NAV        Sales Price (1)    Sales Price        of NAV
-------------------- ----------------- ------------------ ---------------- ------------------ --------------- ---------------
-------------------- ----------------- ------------------ ---------------- ------------------ --------------- ---------------
    03/31/2003            $13.02            $15.01            -13.26%           $11.05            $13.22         -16.41%
    12/31/2002            $13.40            $14.18            -5.50%            $12.15            $14.73         -17.52%
     9/30/2002            $15.75            $17.52            -10.10%           $13.23            $15.37         -13.92%
     6/30/2002            $18.55            $20.38            -8.98%            $15.95            $18.34         -13.03%
     3/31/2002            $16.80            $19.98            -15.92%           $15.63            $18.83         -16.99%
    12/31/2001            $16.24            $18.29            -11.21%           $14.96            $16.34          -8.45%
     9/30/2001            $16.70            $17.57            -4.95%            $13.25            $17.05         -22.29%
     6/30/2001            $16.05            $18.07            -11.18%           $13.60            $16.17         -15.89%
     3/31/2001            $14.93            $17.40            -14.20%           $12.63            $15.95         -20.85%
    12/31/2000           $12.875            $15.94            -19.23%           $10.75            $14.02         -23.32%

(1) As reported by the NYSE.


PREFERRED STOCK. The Charter authorizes the issuance of 10,000,000 shares of preferred stock, par value $0.01 per share ("Preferred Stock"). The Board is also authorized to set or change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock. Exercise of such authority may materially limit and/or qualify the rights of the holders of the Common Stock. Under the 1940 Act, the Fund is permitted to have outstanding more than one series of preferred shares so long as no single series has a priority over another series as to the distribution of assets of the Fund or the payment of dividends. Holders of Common Stock and outstanding Preferred Stock have no preemptive right to purchase any preferred shares that might be issued. As of April 30, 2003, the Fund has outstanding 775 shares Auction Market Preferred Stock (previously defined herein as the AMPS) which are senior securities of the Fund. The AMPS were issued on August 14, 2000 and will normally have a dividend period consisting of twenty-eight (28) days. The Board may, from time to time, declare a different dividend period upon giving notice to the holders of the AMPS. Dividends on the AMPS are cumulative from the date they are first issued and are payable when, as and if declared by the Board, out of funds legally available therefor. The dividend rate for the AMPS is determined by auction. The dividend rate for the initial dividend period was [6.57%] and the first auction was held on August 15, 2000. The current dividend rate paid by the Fund for its AMPS leverage is 1.38% as of the auction held on April 22, 2003.

It was a condition to their issuance that the AMPS be issued with a rating of "aa1" from Moody's Investor Services, Inc. ("Moody's") and "AA" from Standard & Poors Ratings Group ("S&P"). These ratings are an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings are not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of AMPS will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Moody's and S&P by the Fund and the Advisers and information obtained from other sources. The ratings may be changed, suspended or withdrawn, in the rating agencies' discretion, as a result of changes in, or the unavailability of, such information. In connection with the receipt of such rating, the composition of the Fund's portfolio must reflect guidelines established by Moody's and S&P and the Fund is required to maintain a minimum discounted asset coverage with respect to the AMPS.

Holders of AMPS do not have the right to cause the Fund to redeem their shares. The Fund may, however, be required by applicable law or by rating agency guidelines to redeem the AMPS if, for example, the Fund does not meet an asset coverage ratio required by law or correct a failure to meet a rating agency guideline in a timely manner. The Fund may also voluntarily redeem the AMPS without the consent of its holders.

The 1940 Act requires that the holders of any preferred shares, voting together as a single class separate from the holders of common shares, have the right to elect at least two directors of the Fund at all times and to elect a majority of the directors at any time if two years' dividends on the AMPS have not been paid and the Fund has not eliminated all dividend arrearages. The holders of AMPS and any other outstanding preferred shares will vote as a separate class on certain other matters as required under the Charter, the 1940 Act and Maryland law. Each AMPS share carries one vote with respect to matters on which AMPS can be voted. AMPS, when issued against payment therefor, will be fully paid and non assessable and have no preemptive, conversion or cumulative voting rights.

EFFECTS OF LEVERAGE. The only obligation that the Fund has to the AMPS shareholders is to pay the agreed-upon dividend rate as set by auction every 28 days. Any income earned in excess of such dividend rate and Fund expenses would directly benefit Common Stock shareholders. The Fund may not pay any ordinary dividend to Common Stock shareholders until after all dividends have been paid due to the AMPS shareholders. The following table is designed to assist you in understanding the effects of leverage on your investment in the Fund. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Return on Portfolio Assets (Net of Expenses)             -10%         -5%           0%            5%           10%
Corresponding  Actual Returns to Common Stock  Shareholders      -17.9%       -10.2%        -2.5%         5.2%         12.9%
Under Current Capital Structure (i.e.,  prior to Offering)
Corresponding    Expected    Returns   to   Common    Stock      -16.6%       -9.4%         -2.3%         4.8%         11.9%
Shareholders Post Offering

The following factors associated with leveraging could increase the investment risk and volatility of the price of the Fund's shares: (1) leveraging exaggerates any increase or decrease in the value of the Fund's shares; (2) the dividend requirements on preferred stock may exceed the income from the portfolio securities purchased with the proceeds from the issuance of preferred stock; (3) a decline in net asset value results if the investment performance of the additional securities purchased fails to cover their cost to the Fund (including any dividend requirements of preferred stock) to the Fund; (4) a decline in net asset value could affect the ability of the Fund to make Common Stock dividend payments; (5) a failure to pay dividends or make distributions could result in the Fund's ceasing to qualify as a regulated investment company under the Code; and (6) if the asset coverage for preferred stock or debt securities declines to less than two hundred percent or three hundred percent, respectively (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments when it may be disadvantageous to do so.

Pursuant to Section 18 of the 1940 Act, it is unlawful for the Fund, as a registered closed-end investment company, to issue any class of senior security, or to sell any such security of which it is an issuer, unless it can satisfy certain "asset coverage" ratios. The asset coverage ratio means the ratio of the value of the total assets of such investment company (less all liabilities and indebtedness not represented by senior securities) to the aggregate amount of debt securities of such investment company (plus the involuntary liquidation preference of the preferred stock of such company).
 If the senior securities are stock, such as the AMPS, such stock must have an asset coverage of at least 200% immediately after issuance or sale of such stock. If the senior securities represent an indebtedness (i.e., "debt securities"), such debt securities must have an asset coverage of at least 300% immediately after issuance or sale of such debt securities. Subject to certain exceptions, if the Fund fails to satisfy these asset coverage ratios, it will, among other things, be prohibited from declaring any dividend (except a dividend payable in stock issued by the Fund) or declaring any other distribution. Notwithstanding the foregoing, a registered investment company may, to the extent permitted by the 1940 Act, segregate assets or "cover" transactions in order to avoid the creation of a class of senior security.

The rating received by the Fund on its AMPS, or on any other senior security which it may issue, is an assessment of the capacity of the Fund to satisfy its obligations on the AMPS or such other senior security. However, the rating on AMPS does not eliminate or mitigate the risks associated with investing in the Fund's securities. In addition, should the rating on the AMPS be lowered or withdrawn by the relevant rating agency, there may be an adverse effect on the market value of the AMPS. The Fund may also be required to redeem all or part of the AMPS. If such partial or whole redemption of the AMPS occurs, as a result of the change in or withdrawal of the rating, the Common Stock of the Fund will lose any potential benefits associated with a leveraged capital structure.

VOTING RIGHTS ASSOCIATED WITH THE AMPS. Except as otherwise indicated in this Prospectus and in the SAI, or as provided in the Charter and Articles Supplementary or as otherwise required by law, holders of AMPS will have equal voting rights with holders of Common Stock and any other Preferred Stock (one vote per share) and will vote together with holders of Common Stock and any other preferred shares as a single class. Holders of outstanding Preferred Stock, including AMPS, voting as a separate class, are entitled to elect two of the Fund's directors. The remaining directors are elected by holders of outstanding Common Stock voting as a separate class. In addition, if at any time dividends (whether or not earned or declared) on AMPS are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the auction agent for the payment of such dividends, the sole remedy of holders of outstanding Preferred Stock is that the number of directors constituting the Board will be automatically increased by the smallest number that, when added to the two directors elected exclusively by the holders of Preferred Stock as described above, would constitute a majority of the Board. The holders of Preferred Stock will be entitled to elect that smallest number of additional directors at a special meeting of shareholders held as soon as possible and at all subsequent meetings at which directors are to be elected, unless such special voting rights are terminated as explained below. The terms of office of the persons who are directors at the time of that election will continue unless the election of additional directors by holders of Preferred Stock would cause the number of directors to exceed 12. If the Fund thereafter pays in full all accumulated and unpaid dividends on all outstanding Preferred Stock, the special voting rights stated above will cease and the terms of office of the additional directors elected by the holders of the Preferred Stock will automatically terminate.

The affirmative vote of a majority of the votes entitled to be cast by the holders of the outstanding shares of AMPS or such higher percentage as may be required by the Charter, voting as a separate class, will be required to amend the Charter so as to adversely affect in any material respect any contract right of the AMPS or the holders thereof expressly set forth in the Charter. The affirmative vote of at least 80% of the votes entitled to be cast by the outstanding holders of AMPS, voting as a separate class, will be required to issue any shares of Preferred Stock ranking prior to or on a parity with the AMPS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund (other than previously authorized and unissued shares of AMPS, including any shares of AMPS purchased or redeemed by the Fund), or increase the authorized amount of AMPS or any other Preferred Stock. The affirmative vote of a majority of the votes entitled to be cast by holders of the AMPS, voting as a separate class with holders of other preferred stock entitled to vote on the matter, will be required to approve certain other matters which, under the Charter, require the approval of a majority of the votes entitled to be cast by stockholders if 80% of the "Continuing Directors" (defined as a Director who (1) is not a person or affiliate of a person who enters or proposes to enter a Business Combination (as defined in the Articles) with the Fund (such person or affiliate, an "Interested Party"), (2) has been a member of the Board of Directors for a period of at least 12 months or (3) is a successor to a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of Continuing Directors then on the Board) or certain other requirements specified in the Charter are met. Unless a higher percentage is provided for in the Charter, the affirmative vote of a majority of the votes entitled to be cast by holders of the AMPS (as determined in accordance with the 1940 Act), voting as a separate class, will be required to approve any plan or reorganization adversely affecting the shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objective or changes in certain restrictions described above under "Investment Objective and Policies" and in the SAI under "Investment Objective and Policies - Investment Restrictions". The class vote of holders of shares of AMPS described above will in each case be in addition to a separate vote of the requisite percentage of the votes entitled to be cast by holders of shares of Common Stock and outstanding AMPS, voting as a single class, necessary to authorize the action in question.

The voting provisions with respect to the AMPS described in this Prospectus will not apply if at, or prior to, the time at which the act with respect to which the vote would otherwise be required is effected, all outstanding AMPS have been redeemed or called for redemption and sufficient funds shall have been deposited in trust to effect such redemptions.

REPURCHASE OF COMMON SHARES. Shares of closed-end investment companies often trade at a discount to their net asset values, and the Fund's common shares have in the past and may in the future trade at a discount to their net asset value. The market price of the Fund's common shares is determined by such factors as relative demand for and supply of such common shares in the market, the Fund's net asset value, general market and economic conditions and other factors beyond the control of the Fund. Although the Fund's common shareholders do not have the right to have the Fund redeem their common shares, the Fund may take action, from time to time, to repurchase common shares in the open market or make tender offers for its common shares at their net asset value. This may, but will not necessarily, have the effect of reducing any market discount from net asset value. See "Repurchase of Common Stock" in the SAI.

RIGHTS WITH REGARD TO DIVIDENDS, VOTING AND LIQUIDATION. When issued, shares of Common Stock are fully paid and non-assessable. The Fund's shares have no pre-emptive, conversion, exchange or redemption rights. Each share of Common Stock has one vote and shares equally in dividends and distributions when and if declared by the Fund and in the Fund's net assets upon liquidation. All voting rights for the election of directors are non-cumulative. Consequently, the holders of more than 50% of the shares can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any directors.

ANTI-TAKEOVER PROVISIONS OF THE CHARTER AND BY-LAWS. The Fund presently has provisions in its Charter and By-laws (commonly referred to as "anti-takeover" provisions) which may have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure:

     o A director elected by the holders of the common shares or by the holders of AMPS and any other preferred shares may be removed from office with or without cause only by vote of the holders of at least 80% of the shares of common stock or preferred shares, as the case may be, of the Fund entitled to be voted in an election to fill that directorship.

     o The affirmative vote of at least 80% of the directors and of the holders of at least 80% of the Fund's outstanding shares of common stock and preferred shares (including the AMPS) entitled to be voted on the matter, voting as a single class, and the affirmative vote of 80% of the outstanding preferred shares (including the AMPS) voting as a separate class, will be required to authorize the Fund's conversion from a closed-end to an open-end investment company, which conversion would result in delisting of the common shares from the NYSE. If an amendment providing for the conversion of the Fund to an open end investment company has been previously approved by a vote of 80% of the Continuing Directors of the Fund, only a majority of the votes entitled to be cast by the holders of outstanding shares of common stock and preferred shares (including the AMPS), voting as a single class, and a majority of the votes entitled to be cast by the holders of outstanding shares of preferred stock (including the AMPS), voting as a separate class, would be required to approve the conversion. Conversion to an open end investment company would require redemption of all outstanding Preferred Stock.

     o The Board is classified into three classes, each with a term of three years, with only one class of directors standing for election in any year. Such classification may prevent replacement of a majority of the directors for up to a two year period. The affirmative vote of at least 80% of the Fund's outstanding shares of capital stock entitled to be voted on the matter, voting as a single class, and the affirmative vote of at least 80% of outstanding AMPS, voting as a separate class, will be required to amend the Charter to change any of the provisions in this subparagraph. If, however, any such action is authorized by at least 80% of the Continuing Directors, the vote required to approve such action is a majority of the votes entitled to be cast by the holders of the Fund's common stock and preferred stock to be voted on the matter, voting as a single class, unless otherwise provided in the Charter or applicable law.

     o Subject to certain limited exceptions provided in the Charter, the Charter also require the favorable vote of at least 80% of the directors and at least 80% of the votes entitled to be cast by holders of common stock and any outstanding preferred stock voting as a single class, and at least 80% of the votes entitled to be cast by holders of any outstanding preferred stock (including the AMPS), voting as a separate class, to approve, adopt or authorize the following:

          1. merger, consolidation or share exchange of the Fund with or into any other person;

          2. issuance or transfer by the Fund (in one or a series of transactions in any 12 month period) of any securities of the Fund to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more excluding sales of securities of the Fund in connection with a public offering or private placement, issuances of securities of the Fund pursuant to a dividend reinvestment and cash purchase plan adopted by the Fund and issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund;

          3. sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions effected by the Fund in the ordinary course of its business ((1), (2) and (3) each being a "Business Combination");

          4. any proposal as to the voluntary liquidation or dissolution of the Fund or any amendment to the Charter to terminate its existence; and

          5. any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets.

         However, separate 80% votes of the holders of shares of Common Stock and any outstanding Preferred Stock (including shares of AMPS), voting as a single class, and of the holders of any Preferred Stock (including shares of AMPS) outstanding, voting as a separate class, will not be required with respect to the transactions described in (1) through (4) above (A) if they are approved by a vote of at least 80% of the Continuing Directors or (B) if certain conditions regarding the consideration paid by the person entering into, or proposing to enter into, a Business Combination with the Fund and various other requirements are satisfied, in which case (x) the affirmative vote of a majority of the votes entitled to be cast by shareholders shall be required to approve a transaction within (1), (3) (if the transfer or other disposition constitutes a transfer of all or substantially all of the assets of the Fund with respect to which a shareholder vote is required under applicable state law) or (4) above unless otherwise required by the Charter or otherwise required by law and (y) no shareholder vote is required to approve a transaction within (2) above or any other transaction within (3) above unless otherwise provided in the Charter or required by law. The Fund's Bylaws contain provisions the effect of which is to prevent matters, including nominations of Directors, from being considered at shareholders' meetings where the Fund has not received sufficient prior notice of the matters.

The percentage of votes required under these provisions, which are greater than the minimum requirements under Maryland law or in the 1940 Act, will make more difficult a change in the Fund's business or management and may have the effect of depriving holders of common shares of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board, however, has considered these anti-takeover provisions and believes they are in the best interests of shareholders.

OTHER SERVICE PROVIDERS.

       CUSTODIAN. The Fund's securities and cash are held under a Custodial Agreement with PFPC Trust Company (the "Custodian"), located at 8800 Tinicum Blvd., Suite 200, Philadelphia PA 19153, pursuant to which the Custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee based upon the average weekly value of the total assets of the Fund, plus certain charges for securities transactions.

       TRANSFER AGENT. The transfer agent, dividend disbursing agent and registrar for the common shares of the Fund is PFPC, Inc. All customary fees of the transfer agent are paid by the Fund.

       INDEPENDENT ACCOUNTANTS. The data in the "Financial Highlights" section of this Prospectus are based upon financial statements for the year ending November 30, 2002, that have been audited by KPMG LLP, independent accountants, located at 99 High Street, Boston, MA 02110, as indicated in their reports with respect thereto, and are incorporated by reference herein in reliance on their reports given on their authority as experts in auditing and accounting.

       LEGAL MATTERS. Certain legal matters will be passed on by Willkie Farr & Gallagher, New York, New York, counsel to the Fund in connection with the Offering.

REPORTS TO SHAREHOLDERS. The Fund sends unaudited semiannual reports and audited annual reports, including a list of investments held, to shareholders.

AVAILABLE INFORMATION. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the SEC. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and the SEC's New York Regional Office at 233 Broadway, New York, New York 10279 and its Chicago Regional Office at Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

Additional information regarding the Fund and the Offering is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the SEC. This Prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934.

NO DEALER, SALESPERSON OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS. IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE FUND'S ADVISERS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY OTHER THAN THE SHARES OF COMMON STOCK OFFERED BY THIS PROSPECTUS, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SHARES OF COMMON STOCK BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE FACTS AS SET FORTH IN THE PROSPECTUS OR IN THE AFFAIRS OF THE FUND SINCE THE DATE HEREOF.

STATEMENT OF ADDITIONAL INFORMATION; sai - TABLE OF CONTENTS. STATEMENT OF ADDITIONAL INFORMATION. Additional information about the Fund is contained in a Statement of Additional Information, which is available upon request without charge by contacting the PFPC Inc. at (800) 331-1710. Following is the Table of Contents for the Statement of Additional Information:


                THE FUND                                                                             1
                INVESTMENT OBJECTIVE AND POLICIES                                                    2
                INVESTMENT POLICIES AND TECHNIQUES                                                   4
                MANAGEMENT OF THE FUND                                                               8
                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS                                      11
                OWNERSHIP OF THE FUND BY DIRECTORS.                                                  12
                OWNERSHIP OF THE FUND BY DIRECTORS                                                   13
                DIRECTOR COMPENSATION                                                                13
                COMMITTEES OF THE BOARD OF DIRECTORS                                                 14
                CODES OF ETHICS                                                                      15
                BROKERAGE ALLOCATION AND OTHER PRACTICES                                             15
                REPURCHASE OF COMMON STOCK                                                           16
                TAX STATUS                                                                           18
                FINANCIAL STATEMENTS                                                                 19
                ADDITIONAL INFORMATION                                                               20

                         BOULDER TOTAL RETURN FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

Boulder Total Return Fund, Inc. (the "Fund") is a closed-end, diversified management investment company. This statement of additional information does not constitute a prospectus, but should be read in conjunction with the Prospectus relating hereto dated [June ___, 2003] (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before participating in the Offering described in the Prospectus or otherwise purchasing the Fund's common stock. A copy of the Prospectus may be obtained without charge by calling the Fund's co-administrator (PFPC Inc.) at (800)-331-1701. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings given to them in the Prospectus.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

This Statement of Additional Information is dated [June ___, 2003].




                                TABLE OF CONTENTS


                  THE FUND                                                                         1

                  INVESTMENT OBJECTIVE AND POLICIES                                                2

                  INVESTMENT POLICIES AND TECHNIQUES                                               4

                  MANAGEMENT OF THE FUND                                                           8

                  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS                                  11

                  OWNERSHIP OF THE FUND BY DIRECTORS.                                              12

                  OWNERSHIP OF THE FUND BY DIRECTORS                                               13

                  DIRECTOR COMPENSATION                                                            13

                  COMMITTEES OF THE BOARD OF DIRECTORS                                             14

                  CODES OF ETHICS                                                                  15

                  BROKERAGE ALLOCATION AND OTHER PRACTICES                                         15

                  REPURCHASE OF COMMON STOCK                                                       16

                  TAX STATUS                                                                       18

                  FINANCIAL STATEMENTS                                                             19

                  ADDITIONAL INFORMATION                                                           20





                                    THE FUND

The Fund is a diversified, closed-end management investment company. The Fund's investment objective is total return. The Fund seeks to produce both long-term capital appreciation through investment in common stocks and income from both dividend paying common stocks and fixed income securities. The Fund typically invests in securities of U.S.-based companies. See "Investment Objective and Policies". At its inception in 1993, the Fund was managed to provide "a high level of current income consistent with preservation of capital". However, at a special shareholder meeting held August 27, 1999, shareholders approved a change in the Fund's investment objective to "total return" as well as the elimination or amendment of certain of the Fund's fundamental investment policies. See "Investment Restrictions" below.

                        INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE. The Fund's investment objective is total return. The Fund seeks to achieve its objective by investing in common stocks for long-term capital appreciation. These stocks may or may not pay a dividend. The Fund may also invest in income producing securities, namely dividend paying common stocks (e.g., real estate investment trusts ("REITs"), utilities and other registered investment companies ("RICs")), as well as corporate bonds, corporate preferred stock, government securities, or other income producing securities, to achieve current income consistent with preservation of capital. The income component is secondary to the long-term capital appreciation component. No assurance can be given that the Fund will achieve its investment objective. The Fund typically invests in securities of U.S.-based companies, though it may invest in securities of non-U.S. companies. The Fund anticipates a low turnover rate in its portfolio of common stocks and, with respect to common stocks held for capital appreciation rather than income, seeks to invest in stocks that have a proven track record of earnings and the prospect of increased future value through growth in revenues and profits. The Fund has the flexibility to invest in companies of any size; however, it generally does not investment in start-up companies, initial public offerings, non-public companies, or companies with little or no operating history.

The Fund operates as a "diversified" investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under this definition, the Fund must limit to 5% the portion of its assets invested in the securities of a single issuer. This limit does not apply, however, to 25% of the Fund's assets, which may be invested in a single issuer. The Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a "diversified" fund. As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund's net asset value reflecting fluctuation in the value of its large holdings.

Under normal market conditions, the Fund intends to invest in a portfolio of common stocks and income securities. The portion of the Fund's assets invested in each can vary depending on market conditions. The term "common stocks" includes both stocks acquired primarily for their appreciation potential and stocks acquired for their income potential, such as dividend-paying RICs and REITs. The term "income securities" includes bonds, Government Securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

INVESTMENT RESTRICTIONS. A number of the Fund's investment policies are "fundamental" policies ("Fundamental Policies"). No Fundamental Policy may be changed without approval by the vote of a majority of the Fund's outstanding voting securities, voting as a single class, and a majority of the Fund's outstanding shares of preferred stock, voting as a separate class. A "majority of the Fund's outstanding voting securities" for this purpose means the lesser of (1) 67% or more of the shares of common stock and shares of preferred stock present at a meeting of shareholders, voting as a single class, if the holders of more than 50% of such shares are present or represented by proxy at the meeting, or (2) more than 50% of the outstanding shares of common stock and shares of the preferred stock, voting as a single class. A majority of the Fund's outstanding shares of preferred stock for this purpose is determined in a similar manner, by applying the percentages in the previous sentence to shares of preferred stock. With the exception of the Fundamental Policies and the Fund's investment objective, all other policies, statements, terms and conditions may be changed by the Fund's Board of Directors without shareholder approval, unless provided to the contrary in the Fund's Charter. The Fundamental Policies are as follows:

     1. The Fund may not purchase securities (other than Government Securities) of any issuer if as a result of the purchase more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

     2. The Fund may not purchase more than 10% of the voting securities of any one issuer, or more than 10% of the securities of any class of any one issuer, except that (i) this limitation is not applicable to the Fund's investments in government securities and (ii) up to 25% of the value of the Fund's total assets may be invested without regard to this 10% limitation.

     3. The Fund may not borrow except as permitted by law; provided that, as long as the Fund's preferred stock is outstanding, the Fund may not borrow except (1) (a) for temporary or emergency purposes or (b) in connection with repurchases of its shares or (c) for clearance of transactions, and then only in amounts not exceeding 10% of its total assets (not including the amount borrowed) and as otherwise described in the Prospectus or (2) for the purpose of redeeming all of the outstanding preferred stock of the Fund. When the Fund's borrowings under (1)(a), (b) and (c) exceed 5% of the value of its total assets, the Fund will not make any additional investments.

     4. The Fund may not sell securities short or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in futures contracts, options on futures contracts and options on securities and securities indices, and may make short sales of securities "against the box."

     5. The Fund may not underwrite any issue of securities, except to the extent that the sale of portfolio securities may be deemed to be an underwriting.

     6. The Fund may not purchase, hold or deal in real estate or oil and gas interests, except that the Fund may invest in securities secured by real estate or interests in real estate.

     7. The Fund may not invest in commodities, except that the Fund may enter into futures contracts, including interest rate and stock index futures contracts, and may purchase options and write covered options on futures contracts, securities and stock indices, as described in the Prospectus.

     8. The Fund may not lend any funds or other assets, except through purchasing debt securities, lending portfolio securities and entering into repurchase agreements consistent with the Fund's investment objective.

     9. The Fund may not issue senior securities other than preferred stock or as permitted by the Fund's borrowing limitation.

     10. The Fund may not invest more than 25% of its total assets in the securities of issuers in any single industry, except that this limitation will not be applicable to the purchase of Government Securities.

Although certain investment techniques are permitted by the restrictions set forth above, the Fund's ability to engage in them may nonetheless be limited or prohibited by the Fund's Charter or guidelines of organizations rating the AMPS.



                       INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund's investment objective, policies and techniques that are described in the Prospectus.

PORTFOLIO INVESTMENTS. Under normal market conditions, the Fund invests primarily in a balanced portfolio of common stocks and income producing securities such as utilities, REITs (defined below), RICs (defined below), bonds and preferred stocks.

COMMON STOCKS. The Fund may invest all or any portion of its assets in common stock. Common stock is defined as shares of a corporation that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the corporation's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Holders of common stock also have the right to participate in the assets of the corporation after all other claims are paid.

In selecting common stocks for investment, the Fund expects to focus primarily on domestic United States companies, although the Fund is permitted to invest in companies outside the U.S. subject to the restriction stated above (i.e., no more than 20% of the Fund's assets may be invested in foreign companies). Generally, target companies will have a consistent high return on equity, while using modest amounts of debt relative to their industry. The Fund will seek investments in businesses the Advisers (defined below) understand, which have fairly predictable and improving future earnings, and most importantly, are priced reasonably relative to the business' earnings and anticipated growth in earnings. The Fund will not necessarily focus its investments in "large-cap", "mid-cap" or "small-cap" companies since Boulder Investment Advisers, LLC ("BIA") and Stewart Investment Advisers ("SIA") (collectively, the "Advisers") believe it would be unwise to impose such investment limitations. When the Fund makes an investment in a common stock, it will likely make a significant investment and typically hold onto it for a long period of time. In the long run, the Fund believes that value-type investing will produce the best overall total return.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS ("REITs"). REITs, or Real Estate Investment Trusts, are companies dedicating to owning, and usually operating, income producing real estate or to financing real estate. Most REITs are trusts under Sections 856 through 860 of the Internal Revenue Code of 1986 (the "Code"). The Fund may invest up to 25% of its assets in REITs. The Fund intends to invest in REITs primarily for income. As of May 9, 2003, the Fund had 26.43% of its assets invested in REITs. There are risks associated with investing in REITs, including the potential for loss of value because of the decline in value of the underlying properties in which the REIT invests. Property valuations may rise and fall with either the condition of the local economy or the national economy. Furthermore, the dividend income paid out by the REIT may be reduced or eliminated, depending on the income produced by the underlying properties owned by the REITs. In the normal course of business, REITs face risks that are either non-financial or non-quantifiable. These risks principally include credit risk as well as legal and environmental risk. Because most REITs are typically financed with debt instruments, they are also interest rate sensitive.

INVESTMENTS IN OTHER REGISTERED INVESTMENT COMPANIES ("RICs") . The Fund may invest up to 10% of its assets in other investment companies registered under the 1940 Act. The Fund may, from time to time, invest in other closed-end RICs when they are trading at a discount, and when market conditions seem appropriate to the Advisers. As of May 9, 2003, the Fund had 0.00% of its assets invested in RICs. There are risks associated with investments in RICs, including the risk that the dividend paid by the RIC could be reduced or eliminated. Dividend paying closed-end RICs can also trade at substantial discounts to their net asset value. Such RICs typically own interest rate sensitive securities, which tend to increase in value when interest rates decline, and decrease in value when interest rates increase. RICs also have expenses associated with management of the fund. To the extent that the Fund invests in other RICs, the Fund's shareholders will indirectly be incurring expenses for both the Fund and for that portion of the Fund's assets invested in other RICs. However, in this regard it should be noted that operating companies also incur expenses in their daily operations. Profits are reported net of (among other things) these expenses, and RICs are no different in that respect. RICs fall under the auspices of the 1940 Act, which requires disclosure of expenses and calculation of net asset value ("NAV") net of expenses.

PREFERRED STOCKS. Prior to August 27, 1999, the Company was called "Preferred Income Management Fund" and was virtually 100% invested in preferred stocks. However, as of May 9, 2003, the Fund held 0.00% of its assets in preferred stocks and, although the Fund is authorized to do so, the Fund has no present intention of investing in preferred stocks. Generally, preferred stockholders receive dividends prior to distributions with respect to common stock and have a priority of claim over common stockholders if the issuer of the stock is liquidated. Unlike common stock, preferred stock does not usually carry voting rights; preferred stock, in some instances, is convertible into common stock.

MONEY MARKET INSTRUMENTS Under normal conditions, the Fund may hold up to 10% of its assets in cash or money market instruments. The Fund intends to invest in money market instruments to help defray operating expenses, to serve as collateral in connection with certain investment techniques, to hold as a reserve pending the payment of dividends to investors and to meet the liquidity requirements of Moody's, S&P or other rating agencies that rate the Fund's outstanding AMPS. When the Advisers believe that economic circumstances warrant a temporary defensive posture, the Fund may invest without limitation in short-term money market instruments.

Money market instruments that the Fund may acquire are those securities rated in the highest short-term rating category by Moody's or S&P or the equivalent from another major rating service, securities of issuers that have received such ratings with respect to other short-term debt or comparable unrated securities. Money market instruments in which the Fund typically expects to invest include:
Government Securities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of U.S. or foreign banks); commercial paper rated P-l by Moody's or A-1 by S&P ; and repurchase agreements.

REPURCHASE AGREEMENTS. The Fund may invest temporarily, without limitation, in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet certain creditworthiness standards established. The Advisers will monitor the continued creditworthiness of these qualified institutions. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

GOVERNMENT SECURITIES. The Fund may invest in government securities that include direct obligations of the United States and obligations issued by U.S. Government agencies and instrumentalities ("Government Securities"). Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ principally in terms of their maturities. Also included among the securities issued by U.S. Government agencies and instrumentalities are: securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates); securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and securities that are supported by the credit of the instrumentality (such as Federal National Mortgage Association and Federal Home Loan Mortgage Corporation bonds).

ZERO COUPON SECURITIES. The Fund may invest up to 10% of its total assets in zero coupon securities issued by the U.S. Government, its agencies or instrumentalities as well as custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain government securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, the Fund's investments in zero coupon securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes a portion of the difference between a zero coupon security's maturity value and its purchase price is taxable income of the Fund each year.

Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon Government Securities but are not considered to be Government Securities. Although typically under the terms of a custodial receipt the Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

BORROWINGS Although it has no present intention of doing so, the Fund reserves the right to borrow funds to the extent permitted as described under the caption "Investment Objective and Policies--Investment Restrictions" on Page 3 above. The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investing and repurchases of capital stock of the Fund. Borrowing is a form of leverage and, in that respect, entails risks, including volatility in net asset value, market value and income available for distribution.

LENDING OF SECURITIES. The Fund is authorized to lend securities it holds to brokers, dealers and other financial organizations, although it has no current intention of doing so. Loans of the Fund's securities, if and when made, may not exceed 33-1/3% of the Fund's assets taken at value. The Fund's loans of securities will be collateralized by cash, letters of credit or Government Securities that will be maintained at all times in a segregated account with the Fund's custodian in an amount at least equal to the current market value of the loaned securities. From time to time, the Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

By lending its portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when Government Securities are used as collateral. The risk in lending portfolio securities, as with other extensions of credit, consists of the possible delay in recovery of the securities or the possible loss of rights in the collateral should the borrower fail financially. The Fund will adhere to the following conditions whenever it lends its securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower, which will be maintained by daily marking-to-market; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, except that, if a material event adversely affecting the investment in the loaned securities occurs, the Board must terminate the loan and regain the Fund's right to vote the securities.

SHORT SALES AGAINST THE BOX. The Fund may make short sales of securities in order to reduce market exposure and/or to increase its income if at all times when a short position is open, the Fund owns an equal or greater amount of such securities or owns preferred stock, debt or warrants convertible or exchangeable into an equal or greater number of the shares of common stocks sold short. Short sales of this kind are referred to as short sales "against the box." The broker-dealer that executes a short sale generally invests the cash proceeds of the sale until they are paid to the Fund. Arrangements may be made with the broker-dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Fund will segregate the securities against which short sales against the box have been made in a special account with its custodian. Not more than 10% of the Fund's net assets (taken at current value) may be held as collateral for such sales at any one time.

AMPS lEVERAGE. The Fund is leveraged with 775 shares of Taxable Auction Market Preferred Stock ("AMPS"). The AMPS are senior to the Common Stock and results in the financial leveraging of the common stock. Dividends on shares of AMPS are cumulative. The Fund is required to meet certain asset coverage tests with respect to the AMPS. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the AMPS at a redemption price of $100,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock shareholders and could lead to sales of portfolio securities at inopportune times. Nevertheless, the Fund's Management believes that well-managed leverage can have a beneficial effect on Common Stock shareholders' total return. Leverage can provide enough additional income to pay a substantial portion of Fund expenses, if there is enough of a positive spread between the borrowed money and the return on the assets acquired with such monies. Use of leverage may have a number of adverse effects on the Fund and its shareholders, including: (i) Leverage may magnify market fluctuations in the Fund's underlying holdings thus causing a disproportionate change in the Fund's net asset value; (ii) The Fund's cost of leverage may exceed the return on the underlying securities acquired with the proceeds of the leverage, thereby diminishing rather than enhancing the return to shareholders and generally making the Fund's total return to such shareholders more volatile; (iii) the Fund may be required to sell investments in order to meet dividend or interest payments on the debt or preferred stock when it may be disadvantageous to do so; and (iv) Leveraging through the issuance of preferred stock requires that the holders of the preferred stock have class voting rights on various matters that could make it more difficult for the holders of the Common Stock to change the investment objective or fundamental policies of the Fund, to convert it to an open-end fund or make certain other changes.

Although the Fund has focused its use of leverage on producing income, the Fund may also purchase other income producing securities (e.g., RICs, REITs and dividend-paying common stocks) or non-dividend-paying common stocks for long-term appreciation. The Fund is limited in its use of leverage to the maximum amount permitted pursuant to Section 18 of the 1940 Act.

RISKS ASSOCIATED WITH LEVERAGE. The AMPS leverage creates an opportunity for increased return but, at the same time, will involve special risk considerations. Leveraging resulting from the AMPS will magnify declines as well as increases in the net asset value of the Common Stock and in the net return on the Fund's portfolio. Although the principal of the Fund's AMPS will be fixed, the Fund's assets may change in value during the time the AMPS are outstanding, thus increasing exposure to capital risk. To the extent the return derived from the assets obtained with the AMPS proceeds exceeds the interest and other expenses that the Fund will have to pay, the Fund's net return will be greater than if AMPS leverage was not used. Conversely, however, if the return from the assets obtained with the AMPS proceeds is not sufficient to cover the cost of borrowing, the net return of the Fund will be less than if AMPS leverage was not used, and therefore the amount available for distribution to the Fund's shareholders as dividends will be reduced.

BORROWING THROUGH REPURCHASE AGREEMENTS. The Fund may borrow by entering into reverse repurchase agreements with any member bank of the Federal Reserve System and any broker-dealer or any foreign bank that has been determined by the Advisers to be creditworthy. Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account, with its custodian or a designated sub-custodian containing cash or liquid obligations having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds of the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending the decision. Any reverse repurchase agreements entered into by the Fund will be treated as borrowings for purposes of calculating the Fund's borrowing limitation.



                             MANAGEMENT OF THE FUND

The Fund's board of directors (the "Board") is responsible for the overall management of the Fund, including supervision of the duties performed by the Advisers. There are five directors of the Fund. Two of the directors are "interested persons" (as defined in the 1940 Act). The names and business addresses of the directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth in the tables below.


------------------------------ ------------------------ ---------------------------------------------- ------------------
     Name, Address*, Age         Position, Length of          Principal Occupation(s) and Other         Number of Funds
                                Term Served, and Term                Directorships held                 in Fund Complex
                                      of Office                  During the Past Five Years               Overseen by
                                                                                                           Director
------------------------------ ------------------------ ---------------------------------------------- ------------------

Disinterested Directors
------------------------------ ------------------------ ---------------------------------------------- ------------------

Alfred G. Aldridge, Jr.        Director of the Fund     Retired;  from 1982-2002, Sales Manager of             2
Brig. Gen. (Retired)           since 1999.  Current     Shamrock Foods Fund; Director of the Fiesta
Cal. Air National Guard        term expires at the      Bowl, Tempe, AZ since 1997;  Director,
Age: 65                        2006 Annual Meeting      Boulder Growth & Fund, Inc., since 2002.

Richard I. Barr                Director of the Fund     Retired; from 1963-2001, Manager of                    2
Age:  64                       since 1999.  Current     Advantage Sales and Marketing, Inc.;
                               term expires at the      Director, Boulder Growth & Income Fund,
                               2005 Annual Meeting      Inc., since 2002; Director, First Financial
                                                        Fund, Inc., since 2001.

Joel W. Looney                 Director of the Fund     Partner, Financial Management Group, LLC               2
Age:  41                       since January, 2001.     since July 1999; CFO, Bethany College from
                               Current term expires     1995-1999; Director, Boulder Growth & Income
                               at the 2004 Annual       Fund, Inc., since January 2002.
                               Meeting
Interested Directors**
------------------------------ ------------------------ ---------------------------------------------- ------------------

Susan L. Ciciora               Director of the Fund     Owner, Superior Interiors (interior design             2
Age: 39                        since November 2001.     for custom homes) since 1995; Corporate
                               Current term expires     Secretary, Ciciora Custom Builders, LLC
                               at  the 2004 Annual      since 1995;  Trustee of the Brown Trust and
                               Meeting                  the EH Trust;  Director, Boulder Growth &
                                                        Income Fund, Inc., since January 2002.

Stephen C. Miller              Director and Chairman    President of and General Counsel for                   2
Age:  50                       of the Board since       Boulder Investment Advisers, LLC ("BIA");
                               1999. President of       Manager, Fund Administrative Services, LLC
                               the Fund. Current        ("FAS"); Vice President of Stewart
                               term expires at the      Investment Advisers ("SIA"); Director,
                               2005 Annual Meeting      Chairman of the Board and President of
                                                        Boulder Growth & Income Fund, Inc., since
                                                        2002. President and General Counsel,
                                                        Horejsi, Inc. (liquidated in 1999); General
                                                        Counsel, Brown Welding Supply, LLC (sold in
                                                        1999); Of  Counsel, Krassa & Miller, LLC
                                                        since 1991.

* Unless otherwise specified, the Directors' respective addresses are c/o Boulder Total Return Fund, Inc., 1680 38th Street, Suite 800, Boulder, Colorado 80301.

** Mr. Miller is an "interested person" because he is an officer of BIA and SIA, the Fund's investment advisers. Ms. Ciciora is an "interested person" because of the extent of her beneficial ownership of Fund shares and by virtue of her indirect beneficial ownership of BIA and FAS. See "Security Ownership of Certain Beneficial Owners" below.


-------------------------

From the late 1980's until January, 2001, Mr. Looney had served, without compensation, as one of three trustees of the Mildred Horejsi Trust, an affiliate of the EH Trust.

The names of the executive officers of the Fund (other than Mr. Miller, who is described above) are listed in the table below. Each officer was elected to office by the Board at a meeting held on April 22, 2003. This table also shows certain additional information. Each officer will hold such office until a successor has been elected by the Board.


------------------------------ -------------------------- ----------------------------------------------------------
                                  Position, Length of
     Name, Address, Age        Term Served, and Term of     Principal Occupation(s) and Other Directorships held
                                        Office                           During the Past Five Years
------------------------------ -------------------------- ----------------------------------------------------------
------------------------------ -------------------------- ----------------------------------------------------------
Carl D. Johns                  Chief Financial Officer,   Vice President and Treasurer of BIA and Assistant
1680 38th Street,              Chief Accounting           Manager of FAS, since April, 1999; Vice President, Chief
Suite 800                      Officer, Vice President    Financial Officer and Chief Accounting Officer, Boulder
Boulder, CO 80301              and Treasurer since        Growth & Income Fund, Inc., since 2002; Employee of
Age: 40                        1999.  Appointed           Flaherty & Crumrine Incorporated prior to December 31,
                               annually.                  1998; Assistant Treasurer of Preferred Income Management Fund
                                                          Incorporated, Preferred Income Fund Incorporated and
                                                          Preferred Income Opportunity Fund Incorporated prior to
                                                          December 31, 1998.

Stephanie Kelley               Secretary since 2000.      Secretary, Boulder Growth & Income Fund, Inc., since
1680 38th Street,              Appointed annually.        2002; Assistant Secretary and Assistant Treasurer of
Suite 800                                                 various Horejsi Affiliates (defined below); employee of
Boulder, CO 80301                                         FAS since March 1999.
Age:  46




Compensation to the Advisers and Administrators. Information is provided in the Prospectus concerning the Advisers and Administrator and their agreements with the Fund. The amounts paid to such persons during the last three fiscal years or, if shorter, the period during which the entity was retained to provide services to the Fund are as follows:



                                                                                    Fees Paid
                                                              -------------------------------------------------------
                                                                                -------------------------------------
Name of Entity                                                       2000              2001              2002
---------------------------------------------------------------------------------------------------------------------
Boulder Investment Advisers, LLC                                    $313,182          $847,182          $840,967

Stewart  Investment  Advisers (aka Stewart West Indies Trading    $1,252,729        $1,811,141        $2,214,168
Company, Ltd.)

Fund Administrative Services, LLC                                   $201,992          $234,721          $244,411

PFPC Inc.                                                           $262,589          $214,389          $206,646


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information regarding the beneficial ownership of the Fund's shares as of April 30, 2003, by each person who is known by the Fund to beneficially own 5% or more of the Fund's Common Stock. To the Fund's knowledge, there are no 5% or greater beneficial owners of the AMPs.

                                                       Number of
                 Name of Owner*                         Shares               Number of Shares
                                                       Directly                Beneficially             Percentage
                                                       Owned (1)                 Owned (2)           Beneficially Owned
------------------------------------------- ------------------------ -------------------------- ----------------------
------------------------------------------- ------------------------ -------------------------- ----------------------
         Badlands Trust Company  (1)(3)              12,735                   3,939,735                  41.84%
         Stewart R. Horejsi Trust No. 2 (4)          0                        3,939,735                  41.84%
         Ernest Horejsi Trust  No. 1B (1)            2,462,353                2,462,353                  26.15%
         Lola Brown Trust No. 1B (1)                 1,027,886                1,027,886                  10.92%
         Evergreen Atlantic LLC (1)                  257,811                  257,811                    2.74%
         Stewart West Indies Trust (1)(2)            78,470                   191,907                    2.04%
         Susan L. Ciciora Trust (1)(2)               54,132                   131,475                    1.40%
         John S. Horejsi Trust (1)(2)                27,075                   65,747                     0.70%
         Evergreen Trust (1)(2)                      19,273                   47,632                     0.51%

                                            ------------------------ -------------------------- ----------------------
         Aggregate Shares Owned by                   3,939,735                3,939,735                  41.84%
         Horejsi Affiliates (defined below) **

------------------------------------------- ------------------------ -------------------------- ----------------------
         Alter Asset Management, Inc.***             1,616,745                1,616,745                  17.20%


     * The address of Evergreen Atlantic LLC is 1680 38th Street, Suite 800, Boulder, Colorado 80301. The address of each other listed owner is c/o Badlands Trust Company, POB 801, 614 Broadway, Yankton, South Dakota 57078.

     ** Aggregate number and percentage are less than the sum total of amounts shown for each owner because the same shares may be deemed beneficially owned by more than one party (see Footnotes 1 through 4).

     *** As stated in a Schedule 13G filed with the Securities and Exchange
         Commission on December 31, 2002.

(2) Direct Ownership. Evergreen Atlantic, LLC ("EALLC"), The Evergreen Trust (the "Evergreen Trust"), John S. Horejsi Trust ("John Trust"), Susan L. Ciciora Trust ("Susan Trust"), Stewart West Indies Trust ("SWI Trust"), the Lola Brown Trust No. 1B (the "Brown Trust"), the Ernest Horejsi Trust No. 1B (the "EH Trust"), Badlands Trust Company ("Badlands"), the Stewart R. Horejsi Trust No. 2 (the "SRH Trust") and Stewart R. Horejsi are, as a group, considered to be a "control person" of the Fund (as that term is defined in the 1940 Act). EALLC, the Evergreen Trust, John Trust, Susan Trust, SWI Trust, the Brown Trust, the EH Trust and Badlands (collectively, the "Horejsi Affiliates") directly own the shares indicated for such entity in the table above, totaling 3,939,735 (41.84%). However, these entities and other trusts or companies with interlocking management and/or common ownership may be deemed to indirectly own additional Fund shares, which are included in the table above.

(3) Indirect Ownership Through EALLC. Numbers shown in the table include shares held directly (see Footnote No. 1) and shares that may be deemed to be beneficially owned indirectly through ownership of EALLC. The outstanding membership interests in EALLC are owned by the Evergreen Trust, the Susan Trust, the John Trust and the SWI Trust in the following percentages: 11%, 30%, 15% and 44% respectively. The Trustees of the Evergreen Trust are Stephen C. Miller, Larry Dunlap and Badlands. Badlands is the sole trustee for each of the Susan Trust, the John Trust and the SWI Trust. Stewart Horejsi is not a beneficiary under any of the foregoing trusts. Badlands has sole discretion with respect to the Susan Trust, John Trust and SWI Trust while any action by the Evergreen Trust requires a majority vote of the trustees. Consequently, both the trusts and each trustee disclaim beneficial ownership of shares owned by EALLC. Stewart Horejsi is the manager of EALLC.

(4) Ownership by Badlands. The number shown in the table includes shares held directly by Badlands (see Footnote No. 1) and shares that may be deemed to be beneficially owned indirectly by Badlands through direct or indirect ownership by the Brown Trust, the EH Trust, EALLC, Evergreen Trust, the Susan Trust, the John Trust and the SWI Trust. Badlands is the sole trustee of the Susan Trust, the John Trust and the SWI Trust, which together with the Evergreen Trust control EALLC (see Footnote No. 2), the other two trustees of Evergreen Trust being Stephen C. Miller and Larry Dunlap. Badlands, together with Larry Dunlap and Susan Ciciora (Stewart Horejsi's daughter), is one of three trustees of both the Brown Trust and the EH Trust. Badlands is a trust company organized under the laws of South Dakota, which is wholly owned by the SRH Trust, an irrevocable trust organized by Stewart Horejsi for the benefit of his issue. The directors of Badlands are Larry Dunlap, Stephen C. Miller, Robert Ciciora, who is the brother of Stewart Horejsi's son-in-law (John Ciciora), Gail G. Gubbels and Marty Jans. Badlands and its directors disclaim beneficial ownership of shares owned directly by the EALLC, the Evergreen Trust, the Susan Trust, the John Trust, the SWI Trust, the Brown Trust and the EH Trust.


(5) Indirect Ownership by SRH Trust. The number shown in the table reflects shares that may be deemed to be beneficially owned indirectly through ownership of Badlands. The trustees of the SRH Trust are Badlands, Robert Ciciora and Brian Sippy. Both the Trust and its trustees disclaim beneficial ownership of shares beneficially owned directly or indirectly by Badlands.

----------------------------

         Information as to beneficial ownership in the above table and previous footnotes has been obtained from a representative of the beneficial owners; all other information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission (the "SEC") by such beneficial owners.

         As of May 9, 2003, Cede & Co., a nominee partnership of the Depository Trust Company, held of record, but not beneficially, 9,337,951 shares or 99.2% of Common Stock outstanding and 775 shares or 100% of AMPs outstanding of the Fund.

         As of May 9, 2003, the executive officers and directors of the Fund, as a group, owned 3,962,191 shares of the Common Stock (this amount includes the aggregate shares of Common Stock owned by the Horejsi Affiliates set forth above) and 0 shares of AMPs of the Fund, representing 42.08% of the Common Stock and 0.0% of AMPs.



                       OWNERSHIP OF THE FUND BY DIRECTORS.

         Set forth in the following table are the Directors of the Fund, together with the dollar range of equity securities beneficially owned by each Director or nominee in the Fund as of May 9, 2003, as well as the aggregate dollar range of equity securities in all funds overseen or to be overseen in a family of investment companies (i.e., funds managed by the Advisers).


                                   OWNERSHIP OF THE FUND BY DIRECTORS
       Directors and Nominees              Dollar Range of Equity          Aggregate Dollar Range of
                                           Securities in the Fund        Equity Securities in All Funds
                                                                          in the Family of Investment
                                                                                   Companies
-------------------------------------- -------------------------------- ---------------------------------

Independent Directors and Nominee
-------------------------------------- -------------------------------- ---------------------------------
Alfred G. Aldridge, Jr.                      $10,001 to $50,000                $10,001 to $50,000
Richard I. Barr                              Over $100,000                     Over $100,000
Joel W. Looney                               $10,001 to $50,000                $10,001 to $50,000

Interested Directors
-------------------------------------- -------------------------------- ---------------------------------

Susan L. Ciciora                               Over $100,000+                    Over $100,000
Stephen C. Miller                              Over $100,000++                   Over $100,000


     + 2,462,353,  257,811  and  1,027,886  Shares  of the  Fund are  held by the EH  Trust,  EALLC,  and  Lola  Brown  Trust, respectively.  Accordingly,  Ms.  Ciciora may be deemed to have  indirect  beneficial  ownership of such Shares.  Ms.  Ciciora disclaims all such beneficial ownership.  Ms. Ciciora directly owns 4,700 shares of the Fund.

     ++Mr. Miller indirectly owns and controls 2,000 shares of the Funds through his membership in Erma Miller, LLC. Mr. Miller is also a (i) trustee of Evergreen Trust and (ii) director and officer of Badlands Trust Company. By virtue of such relationships, Mr. Miller may be deemed to share the indirect power to vote and direct the disposition of the Shares directly and beneficially held by Evergreen Trust and Badlands Trust Company. Mr. Miller disclaims beneficial ownership of such Shares.


---------------------------

         None of the independent Directors or their family members owned beneficially or of record any securities of the Advisers or any person directly or indirectly controlling, controlled by, or under common control with the Advisers.



                              DIRECTOR COMPENSATION

The following table sets forth certain information regarding the compensation of the Fund's Directors for the fiscal year ended November 30, 2002. No persons (other than the "independent" Directors, as set forth below) currently receive compensation from the Fund for acting as a Director or officer. Directors and executive officers of the Fund do not receive pension or retirement benefits from the Fund. Directors receive reimbursement for travel and other out of pocket expenses incurred in connection with Board meetings.



                                             Aggregate Compensation
         Name of Person and             from the Fund Paid to Directors
        Position with the Fund             Fiscal Year Ending 6/30/02       Total Compensation from the Fund
                                                                            and Fund Complex Paid to Director
--------------------------------------- ---------------------------------- ---------------------------------


Alfred G. Aldridge, Jr., Director                    $23,500                      $37,000 (2 funds)

Richard I. Barr, Director                            $23,500                      $36,500 (2 funds)

Joel W. Looney, Director                             $23,500                      $37,000 (2 funds)

Susan L. Ciciora, Director                             $0                                 $0

Stephen C. Miller, President of the                    $0                                 $0
Fund, Chairman of the Board and
Director




Prior to January 28, 2002, each Director of the Fund who was not a Director, officer or employee of one of the Advisers, or any of their affiliates, received a fee of $6,000 per annum plus $4,000 for each in-person meeting, and $1,000 for each telephonic meeting. As of January 28, 2002, the Board of Directors reduced the fee for telephonic meetings to $500 for each meeting. Each Director of the Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and committee meetings. The Board held five meetings during the fiscal year ended November 30, 2002. Each Director currently serving in such capacity attended at least 75% of the meetings of Directors and any committee of which he is a member. The aggregate remuneration paid to the Directors of the Fund for acting as such during the fiscal year ended November 30, 2002 amounted to $70,500.



                      COMMITTEES OF THE BOARD OF DIRECTORS

AUDIT COMMITTEE; REPORT OF AUDIT COMMITTEE. The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent accountants and recommends the engagement of such accountants. Management, however, is responsible for the preparation, presentation and integrity of the Fund's financial statements, and the independent accountants are responsible for planning and carrying out proper audits and reviews. The Board adopted a written charter for the Audit Committee on January 21, 2000. A copy of the Audit Committee Charter was incorporated in the proxy statement filed for the shareholder meeting held April 27, 2001. The Audit Committee met three times during the fiscal year ended November 30, 2002.

In connection with the audited financial statements as of and for the year ended November 30, 2002 included in the Fund's Annual Report for the year ended November 30, 2002 (the "Annual Report"), at a meeting held on January 21, 2003, the Audit Committee considered and discussed the audited financial statements with management and the independent accountants, and discussed the audit of such financial statements with the independent accountants.

The Audit Committee has received the written disclosures and letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with independent accountants their independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee does not provide an independent basis for determining that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

NOMINATING COMMITTEE. The Board has a Nominating Committee consisting of Messrs. Looney, Aldridge and Barr which is responsible for considering candidates for election to the Board in the event a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee of the Fund did not meet during the fiscal year ended November 30, 2002. The Fund does not have a compensation committee.



                                 CODES OF ETHICS

The Fund and the Advisers have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that permits investment personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts. The codes of ethics are on public file with, and are available from, the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-(202)-942-8090 and these codes of ethics are available on the EDGAR database on the Commission internet site at http://www.sec.gov. Copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.



                    BROKERAGE ALLOCATION AND OTHER PRACTICES

The Advisers are responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The Fund may purchase certain money market instruments directly from an issuer in which case no commissions or discounts are paid. From May 1, 2002 through April 30, 2003, the Fund paid $91,200.28 in brokerage commissions.

The Advisers are responsible for effecting securities transactions of the Fund and will do so in a manner deemed fair and reasonable to shareholders of the Fund and not according to any formula. The primary considerations in selecting the manner of executing securities transactions for the Fund will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the amount of difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Advisers more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms supplying research and other services in addition to execution services, although the Fund does not typically rely on such research. Consideration may also be given to the sale of shares of the Fund. However, it is not the policy of the Advisers, absent special circumstances, to pay higher commissions to a firm because it has supplied such research or other services.

The Advisers are able to fulfill their obligations to furnish a continuous investment program to the Fund without receiving research from brokers and normally does not rely on broker research. However, from time to time, it considers access to such information as an element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Advisers, and does not reduce the Advisers' normal research activities in rendering investment advice.

Currently, the Advisers manage two investment companies: the Fund and the Boulder Growth & Income Fund, Inc. The Advisers also manage one private account and may manage other investment companies and other private accounts from time to time in the future. In managing the Fund and such other accounts, investment decisions for the Fund would be made independently from those of such other accounts; however, from time to time, the same investment decision might be made for more than one company or account. If two or more accounts were to seek to purchase or sell the same securities, the securities actually purchased or sold would be allocated among the companies and accounts on an equitable basis by the Advisers in good faith in their discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Fund. In other cases, however, the ability of the Fund to participate in volume transactions may produce better execution for the Fund.

Although the investment co-advisory agreements contain no restrictions on portfolio turnover, it is not the Fund's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Fund will be less than 50% excluding securities having a maturity of one year or less. Because it is difficult to accurately predict portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Fund expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities. For the fiscal years ended November 30, 2001 and November 30, 2002, the Fund's portfolio turnover rates were 16% and 38%. See "Financial Highlights" in the Prospectus.

                           REPURCHASE OF COMMON STOCK

The Fund is a closed-end investment company and as such its common shareholders do not have the right to cause the Fund to redeem their shares. Instead, the Common Stock trades on the New York Stock Exchange ("NYSE") at a price that is a function of several factors, including net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions, dividend levels (which are in turn affected by expenses), and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value (a "Discount"), the Board may consider actions that might be taken to reduce or eliminate any material Discount in respect of the Common Stock, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Board may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce any Discount.

Because the Fund has issued AMPS, its ability to repurchase shares of, or tender for, its Common Stock may be limited by the asset coverage requirements of the 1940 Act and by asset coverage and other requirements imposed by Moody's and S&P as a condition to rating the AMPS. No assurance can be given that the Board will decide to undertake share repurchases or tenders or, if undertaken, that repurchases and/or tender offers will result in the Fund's common stock trading at a price that is close to, equal to or above net asset value. The Fund is permitted under its Fundamental Policies to borrow to finance repurchases and/or tender offers. Any tender offer made by the Fund for its shares may be at a price equal to or less than the net asset value of such shares. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of the Common Stock or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Securities Exchange Act of 1934 and the 1940 Act and the rules and regulations under each of those acts.

The Fund has given notice to shareholders by publishing in its annual and semi-annual reports that it may from time to time repurchase shares of Common Stock in the open market at the option of the Board and upon such terms as the Board shall determine.

Although the decision to take action in response to a Discount will be made by the Board at the time it considers such issue, it is the Board's present policy, which may be changed at any time by the Board, not to authorize repurchases of the Common Stock or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Stock from the NYSE, or (b) impair the Fund's status as a regulated investment company under the Internal Revenue Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

The repurchase by the Fund of its Common Stock at prices below net asset value would result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Common Stock trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may be helpful in reducing any spread between market price and net asset value that might otherwise exist.

In addition, repurchase by the Fund of its Common Stock will decrease the Fund's total assets, which would likely have the effect of increasing the Fund's expense ratio. Any repurchase by the Fund of its Common Stock at a time when the AMPS are outstanding will increase the leverage applicable to the outstanding the Common Stock then remaining and decrease the asset coverage of the AMPS.

Before deciding whether to take any action if the Common Stock trades below net asset value, the Board would likely consider all relevant factors, including the extent and duration of the Discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a Discount for any given period of time, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.



                                   TAX STATUS

The Fund has qualified and elected, and intends to continue to qualify, under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. To qualify for tax treatment as a regulated investment company, the Fund must, among other things: (a) distribute to its shareholders at least an amount equal to the sum of (i) 90% of its net investment income (which is its investment company taxable income as that term is defined in the Code but determined without regard to the deduction for dividends paid) and (ii) 90% of its net tax-exempt interest income and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the Fund's total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of any two or more issuers that the Fund controls and which are determined to be engaged in the same trade or business or similar or related trades or businesses. In meeting these requirements, the Fund may be restricted in the utilization of certain of the investment techniques described above and in the Prospectus. If in any year the Fund should fail to qualify for tax treatment as a regulated investment company, the Fund would incur a regular Federal corporate income tax upon its taxable income for that year without any deduction for distributions paid to its shareholders, and distributions to its shareholders would be taxable to such holders as ordinary income to the extent of the Fund's earnings and profits. A regulated investment company that fails to distribute, by the close of each calendar year, at least an amount equal to the sum of 98% of its ordinary taxable income for such year and 98% of its capital gain net income for the one-year period ending October 31 in such year, plus any shortfalls from the prior year's required distribution, is liable for a 4% excise tax on the portion of the undistributed amount of such income that is less than the required amount for such distributions. To avoid the imposition of this excise tax, the Fund generally makes the required distributions of its ordinary taxable income, if any, and its capital gain net income, to the extent possible, by the close of each calendar year.

Certain of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Fund, affect the holding period of securities held by the Fund and alter the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Distributions to shareholders derived from the Fund's ordinary income and net short-term capital gains, if any, will be taxable to its shareholders as ordinary income. Distributions by the Fund of net capital gain (which is the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned the Common Stock or AMPS. Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset).

The sale or other disposition of the Common Stock will normally result in capital gain or loss to shareholders if such shares are held as capital assets. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, short-term capital gains and ordinary income will be taxed at a maximum rate of 39.6% while long-term capital gains generally will be taxed at a maximum rate of 20%. However, because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses realized by a shareholder on the sale or exchange of shares of the Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of net capital gain received with respect to such shares. A shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent those shares of the Fund are replaced by other shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. This is known as the "wash sale rule". In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

Nonresident alien individuals and certain foreign corporations and other entities ("foreign investors") generally are subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on distributions of net investment income (which includes net short-term capital gain). Different tax consequences may result if the owner is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 or more days during a taxable year.

The Fund is required in certain circumstances to backup withhold 30% of taxable dividends and certain other payments paid to non-corporate registered holders of the Fund's shares who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing is a general summary of the provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Moreover, the foregoing does not address many of the factors that may be determinative of whether an investor will be liable for the federal alternative minimum tax. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal income tax consequences of purchasing, holding and disposing of Fund shares, as well as any related state, local and foreign tax consequences.



                              FINANCIAL STATEMENTS

INDEPENDENT ACCOUNTANTS. KPMG LLP ("KPMG"), at 99 High Street, Boston, MA 02110, has served as independent accountants for the Fund since January 2001, and has been selected to serve in such capacity for the Fund's fiscal year ending November 30, 2003. The financial statements and independent auditors report incorporated by reference into this Statement of Additional Information have been so incorporated and the financial highlights included in the Prospectus have been so included in reliance upon the report of KPMG given on their authority as experts in auditing and accounting.

INCORPORATION BY REFERENCE. The Fund's Portfolio of Investments, dated November 30, 2002 (audited); Statement of Assets and Liabilities, dated November 30, 2002 (audited); Statement of Operations for the year ended November 30, 2002 (audited); Statement of Changes in Net Investment Assets for the two years ended November 30, 2002 (audited) and the independent auditors report included in the Fund's Annual Report for the fiscal year ended November 30, 2002, which accompany this statement of additional information, are incorporated herein by reference. The Fund will furnish, without charge, a copy of the Annual Report upon written request to PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027 or by calling 1-800-331-1710.



                             ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the Securities and Exchange Commission, Washington, D.C. The Prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the Prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

Part C.  Other Information.

Item 24.  Financial Statements and Exhibits

1.   Financial Statements:

     a.   Financial   Statements   included  in  Part  A  (Prospectus)  of  this
          Registration Statement:

     b. Financial Statements included in Part B (Statement of Additional Information) of this Registration Statement.

          i.   Report of Independent Accountants. (1)

          ii.  Statement of assets and liabilities as of November 30, 2002. (1)

          iii. Statement of operations for the year ended November 30, 2002. (1)

          iv.  Statement of cash flows for the year ended November 30, 2002. (1)

          v. Statement of changes in net assets for each of the years ended November 30, 2002 and 2001. (1)

          vi.  Schedule of Investments as of November 30, 2002. (1)

2.   Exhibits

     a.   Fund's Charter

          i.   Articles of Incorporation of the Fund dated December 15, 1992 (2)

          ii.  Articles of Amendment dated August 27, 1999 (2)

          iii. Articles Supplementary dated August 11, 2000 (3)

     b.   Amended and Restated By-laws of the Fund (5)

     c.   Not applicable

     d.   Share certificate and Subscription Documents

          i.   Specimen certificate for common shares (5)

          ii.  Notice of Intent (4)

          iii. Subscription Certificate (4)

          iv.  Broker Split Request (4)

          v.   Beneficial Owner Certification (4)

          vi.  Nominee Over-subscription Form (4)

          vii. DTC Over-subscription Form (4)

          viii. Notice of Guaranteed Delivery (4)

     e.   Not applicable

     f.   Not applicable

     g.   Investment Advisory Agreements

          i. Amended and Restated Investment Advisory between the Fund and Boulder Investment Advisers, L.L.C. ("BIA") dated April 26, 2002
               (5)

          ii. Amended and Restated Investment Advisory Agreement between the Fund and Stewart Investment Advisers, Ltd. ("SIA") dated April 26, 2002 (5)

     h.   Form of Purchase Agreement between the Fund, BIA and Merrill Lynch (2)

     i.   Not applicable

     j.   Custody Agreement between the Fund and PFPC Trust Company (5)

     k.   Other Agreements

          i.   Transfer Agency Agreement between the Fund and PFPC, Inc. (5)

          ii.  Administration Agreement between the Fund and PFPC, Inc. (5)

          iii. Co-Administration   Agreement   between   the  Fund  and  Boulder
               Administrative Services, LLC (now known as Fund Administrative Services LLC (the "Co-Administration Agreement") (2)

          iv. Auction Agency Agreement between the Fund and Bankers Trust Company (now known as Deutsche Bank Americas Trust Company) (5)

          v. Form of Broker-Dealer Agreement between the Fund, Bankers Trust Company & Merrill Lynch (2)

          vi.  Form of Master Purchaser's Letter (2)

          vii. Broker-Dealer Agreement between the Fund, Bankers Trust Company & Salomon Smith Barney, Inc. (5)

          viii.Broker-Dealer  Agreement between the Fund,  Bankers Trust Company
               & Paine Webber, Inc. (5)

          ix. Broker-Dealer Agreement between the Fund, Bankers Trust Company & Oppenheimer (5)

          x. Broker-Dealer Agreement between the Fund, Deutsche Bank Americas Trust Company & Bear Stearns & Co. (5)

          xi. Broker-Dealer Agreement between the Fund, Deutsche Bank Americas Trust Company & Fahnestock & Co., Inc. (5)

          xii. Information Agent Fee Agreement among the Fund and Georgeson Shareholder Communication. (4)

          xiii.Subscription  Agent Fee Agreement  among the Fund and  Equiserve,
               Inc. (4)

     l.   Opinions of Counsel

          i.   Opinion and consent of Willkie Farr & Gallagher (4)

          ii.  Opinion and consent of Venable, Baetjer and Howard, LLP (4)

     m. Consent to Service of Process with respect to Stewart West Indies Trading Company, Ltd. (SIA) (5)

     n.   Consent of KPMG L.L.P. (4)

     o.   Not applicable

     p.   Not applicable

     q.   Not applicable

     r.   Code of Ethics of the Fund, BIA and SIA (5)

     s.   Power of attorney (included on signature page)

     t.   Financial Data Schedule (EDGAR version only)

(1) Incorporated herein by reference to the Registrant's Form N-30D filed on January 27, 2003, for year ending November 30, 2002 (Investment Company Act File No. 811-07390; EDGAR Accession No. 0000935069-03-000070).

(2) Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 of the Registrant filed on August 7, 2000 (Securities Act File No. 33-37008; EDGAR Accession No. 0000899140-00-000353).

(3) Incorporated herein by reference to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 of the Registrant filed on August 11, 2000 (Securities Act File No. 33-37008; EDGAR Accession No. 0000950130-00-004441).

(4)  To be filed by amendment.

(5)  Filed herewith.


Item 25. Marketing Arrangements.   Not Applicable.

Item 26. Other Expenses of Issuance and Distribution. The Fund expects to incur approximately $133,925 of expenses in connection with the Offering. The following table identifies the significant expenses associated with the Offering.


NYSE Fees                                            $       11,000
Printing Costs                                       $       14,000
Fees and  Expenses  of  Qualification  Under State
Securities Laws                                      $            -
Auditing Fees and Expenses                           $        5,000
Legal Fees and Expenses                              $       50,000
Subscription Agent Expense                           $       20,000
Information Agent Expenses                           $       10,800
Street Account Proxy - Direct Bill from ADP          $        8,125
Underwriter Expenses                                 $             -
Postage and Delivery Charges                         $        5,000
Miscellaneous                                        $       10,000
TOTAL ESTIMATED COSTS                                $      133,925



Item 27.  Persons controlled by or under common control with the Fund.  None.

Item 28.  Number of Holders of Shares.



--------------------------------------------- -----------------------------------
Title of Class                                Record Holders as of May 9, 2003
--------------------------------------------- -----------------------------------
Common Stock, par value $.01 per share

Taxable Auction Market Preferred Stock,
Par value $.01 per share                                         775



Item 29. Indemnification. Section 2-418 of the General Corporation Law of the State of Maryland, Article VIII of the Registrant's Articles of Incorporation (incorporated by reference as an Exhibit to this Registration Statement),
Article 5.2 of the Registrant's By-laws (to be filed as an Exhibit to this Registration), the Investment Advisory Agreements (to be filed as Exhibits to this Registration Statement) provide for indemnification. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Business and Other Connections of the Investment Adviser. Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of its investment advisers, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by that entity or those of its officers and directors during the past two years, by incorporating herein by reference the information contained in the current Form ADV filed with the Securities and Exchange Commission by each of BIA and SIA on March 12, 2003 pursuant to the Investment Advisers Act of 1940, as amended.

Item 31.  Location of Accounts and Records.

Fund Administrative Services, L.L.C.                 Co-Administrator
1680 38th Street (Suite 800)
Boulder, CO 80301

PFPC Inc.                                            Administrator
P.O. Box 1376
Boston, MA 02104



PFPC, Inc.                                           Transfer Agent for
400 Bellevue Parkway                                 Common Shares
Wilmington, DE 19809



PFPC Trust Company                                   Custodian
800 Tinicum Blvd
3rd Floor, Suite 200
Philadelphia, PA 19153



Deutsche Bank Trust Company Americas                 Transfer Agent for AMPs
280 Park Avenue, 9th Floor
New York, NY 10017



Item 32.  Management Services. Not applicable.

Item 33.  Undertakings

     1. The Registrant hereby undertakes to suspend the offering of the Rights until it amends its Prospectus if (a) subsequent to the effective date of its Registration Statement, the net asset value per share declines more than 10 percent from its net asset value per share as of the effective date of the Registration Statement or (b) the net asset value per share increases to an amount greater than the estimated net proceeds from the Offering as stated in the Prospectus.

     2.   Not applicable.

     3.   Not applicable.

     4.   Not applicable.

     5.   The Registrant hereby undertakes that:

          a. for the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance on Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

          b. for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

     6. The Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boulder and the State of Colorado, on the 15th day of May, 2003.

                                    BOULDER TOTAL RETURN FUND, INC.



                                    By:      /s/ Stephen C. Miller
                                             President

POWER OF ATTORNEY

KNOW ALL PEOPLE BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Stephen C. Miller and Carl D. Johns, and each and any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to the Registration Statement for the Boulder Total Return Fund, Inc. on Form N-2, and to sign any registration statement that is to be effective upon filing pursuant to Rule 462 promulgated under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated



Signature                                Title                                               Date
---------------------------------------- --------------------------------------------------- ---------------------------------
---------------------------------------- --------------------------------------------------- ---------------------------------



/s/ Stephen C. Miller                    Director,  Chief Executive Officer,                 May 15, 2003
                                         President and Chairman of the Board

/s/ Susan L. Ciciora                     Director                                            May 15, 2003

/s/ Joel L. Looney                       Director                                            May 15, 2003

/s/ Alfred G. Aldridge, Jr.              Director                                            May 15, 2003

/s/ Richard I. Barr                      Director                                            May 15, 2003

/s/ Carl D. Johns                        Chief   Financial   Officer,    Chief               May 15, 2003
                                         Accounting Officer, Vice President and Treasurer







ENDNOTE:
--------

1 Paid to the Advisers and the Administrator, both Horejsi Affiliates, and to PFPC Inc. the Fund's co-administrator.